                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           UNION CARBIDE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

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

[LOGO OF UNION CARBIDE CORPORATION APPEARS HERE]

                      Union Carbide Corporation

                      Notice of Annual Meeting of Stockholders to be held on April 23, 1997 and Proxy Statement



                      March 12, 1997

[LOGO OF UNION CARBIDE CORPORATION APPEARS HERE]

           Union Carbide Corporation
           39 Old Ridgebury Road, Danbury, CT 06817-0001
--------------------------------------------------------------------------------
NOTICE
of Annual Meeting of Stockholders
to be held on April 23, 1997

                                                                  March 12, 1997

        The annual meeting of the stockholders of Union Carbide Corporation will be held at 10:00 a.m. on Wednesday, April 23, 1997, in the John C. Creasy Health Education Center, 24 Hospital Avenue, Danbury, Connecticut, 06810, for the following purposes:

        1. To elect a Board of twelve directors for the ensuing year.

        2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for 1997.

        3. To consider management's proposal to adopt the 1997 Union Carbide Long-Term Incentive Plan.

        4. To consider management's proposal to adopt the 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation.

        5. To transact such other business as may properly come before the meeting.

        So that your stock will be represented at the meeting in the event that you do not attend, please sign the proxy and return it in the enclosed envelope.


By Order of the Board of Directors

[signature appears here]

Vice-President, General Counsel and Secretary

[LOGO OF UNION CARBIDE APPEARS HERE]

        Union Carbide Corporation
        39 Old Ridgebury Road, Danbury, CT 06817-0001
-------------------------------------------------------------------------------

PROXY STATEMENT
Table of Contents

                                                                                                 Page
            General Information for Stockholders...............................................     5
            Matters to be Considered at the Annual Meeting:
                   1. Election of Directors....................................................     7
                        Committees of the Board:
                           Audit...............................................................    11
                           Compensation and Management Development.............................    11
                           Executive...........................................................    11
                           Finance and Pension.................................................    12
                           Health, Safety and Environmental Affairs............................    12
                           Nominating..........................................................    12
                           Public Policy.......................................................    13
                        Compensation of Directors..............................................    13
                        Five Year Cumulative Total Return......................................    14
                        Report of Compensation and Management Development Committee............    15
                        Summary Compensation Table.............................................    20
                        Stock Options/SARs Granted--1996.......................................    21
                        Stock Options/SARs Exercised--1996.....................................    22
                        Retirement Program.....................................................    22
                        Security Ownership of Management.......................................    23
                        Section 16(a) Beneficial Ownership Reporting Compliance ...............    24
                        Security Ownership of Certain Beneficial Owners........................    24
                        Change in Control Arrangements.........................................    25
                   2. Management Proposal to Ratify KPMG Peat Marwick LLP as
                      Independent Auditors for 1997............................................    26
                   3. Management Proposal to adopt the 1997 Union Carbide
                      Long-Term Incentive Plan.................................................    27
                   4. Management Proposal to adopt the 1997 Stock Option Plan for
                      Non-Employee Directors of Union Carbide Corporation......................    31
                   5. Other Business...........................................................    33
            Stockholder Proposals for 1998 Annual Meeting......................................    33
            Proxy Solicitation.................................................................    33
            Appendix A -- 1997 Union Carbide Long-Term Incentive Plan..........................    34
            Appendix B -- 1997 Stock Option Plan for Non-Employee Directors of
                          Union Carbide Corporation............................................    42
            Appendix C -- By-Law Amendment.....................................................    47

General Information for Stockholders


        Proxies are solicited from stockholders by the Board of Directors of the Corporation in order to provide every stockholder an opportunity to vote on all matters scheduled to come before the meeting, whether or not he or she attends in person. When the enclosed proxy card is properly executed and returned, the shares represented will be voted by the proxyholders named on the card in accordance with the stockholder's directions. Stockholders may vote on a matter by marking the appropriate box on the card. If the card is executed and returned, and no choice is specified for a matter, the shares will be voted as recommended by the Board of Directors on that matter. If a stockholder is a participant in the Corporation's Dividend Reinvestment and Stock Purchase Plan, the proxy card will represent both the number of shares registered in the participant's name and the number of whole shares credited to the participant's Plan account, and all such shares will be voted in accordance with the instructions on the proxy card.

        It is Union Carbide's policy that all stockholder proxies, ballots and voting tabulations that identify the votes of specific stockholders be kept permanently confidential except as may be required by law or to carry out the purpose of this policy or in the event of a contested proxy solicitation. Access to proxies and other stockholder voting records will be limited to independent inspectors of election, independent tabulators and to certain Union Carbide employees engaged in the receipt, count and tabulation of proxies. Such employees will be advised of this policy, instructed to comply therewith, and will sign a statement specifying such compliance. The independent inspectors of election, in their report to the Board of Directors, will confirm that, to the best of their knowledge, the Corporation's policy was followed in the tabulation of the votes. This policy shall not operate to prohibit stockholders from disclosing the nature of their votes to the Corporation or the Board of Directors if any stockholder so chooses or to impair free and voluntary communication between the Corporation and its stockholders.

        Management knows of no matters other than those set forth on the proxy card that will be presented for action at the meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented in accordance with their best judgment on any other business that may come before the meeting, including stockholder proposals excluded from the Proxy Statement pursuant to SEC rule 14a-8. Stockholder proposals to be included in the Corporation's Proxy Statement must comply with rule 14a-8. See page 33.

        Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also vote by ballot at the annual meeting, thereby canceling any proxy previously returned as to any matter voted on by ballot. A stockholder wishing to name as his or her proxy someone other than those designated on the proxy card may do so by crossing out the names of the three designated proxies and inserting the name(s) of the person(s) he or she wishes to have act as his or her proxy. No more than three individuals should be so designated. In such a case, it will be necessary that the proxy be delivered by the stockholder to the person(s) named, and that the person(s) named be present and vote at the meeting. Proxy cards on which alternate proxies have been named should not be mailed directly to the Corporation.

        Stockholders of record at the close of business on March 4, 1997 are entitled to notice of the meeting and to vote the shares held on that date at the meeting. Each share of common stock and each share of ESOP Convertible Preferred Stock ("ESOP Stock") of the Corporation is entitled to one vote. A holder of ESOP Stock is entitled to notice of the meeting and to vote on all matters submitted to a stockholder vote, voting together with the holders of common stock as one class. As of January 31, 1997, 126,487,011 shares of common stock of the Corporation were outstanding. Those shares were held by 50,732 stockholders of record.

        As of January 31, 1997, 16,013,876 shares of ESOP Stock were outstanding. Those shares are held by State Street Bank and Trust Company as Trustee of the Corporation's Employee Stock Ownership Plan ("ESOP"), which is part of the Corporation's Savings Program, for the benefit of employees who participate in the Savings Program. By the terms of a trust agreement, the ESOP Trustee will vote ESOP Stock allocated to individual participants' accounts (5,829,968 shares as of January 31, 1997) as directed by such participants, and will vote all other unallocated shares or any shares for which directions were not received in the same proportion as the Trustee votes allocated shares for which voting directions are received.

        The nominees receiving a plurality of the votes cast will be elected as directors. An affirmative vote of a majority of the votes cast is required to ratify the appointment of auditors. An affirmative vote of a majority of the combined total of the outstanding shares of the Corporation's common stock and ESOP Stock is required to adopt the 1997 Union Carbide Long-Term Incentive Plan and the 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation. Only those votes cast for or against a proposal are used in determining the results of a vote. Abstentions are counted for quorum purposes only. Broker non-votes have the same effect as abstentions.

Matters to be Considered at the Annual Meeting

1. Election of Directors

   Unless individual stockholders specify otherwise, each returned proxy will be voted for the election to the Board of Directors of the Corporation of the twelve nominees who are named on the following pages. These nominees were recommended by the Nominating Committee and approved by the Board. Each director has consented to being named as a nominee for director and agreed to serve if elected. Each director, if elected, would serve for a term of one year. If any of those named is not available for election at the time of the annual meeting, discretionary authority will be exercised to vote for substitutes unless the Board chooses to reduce the number of directors. Management is not aware of any circumstances that would render any nominee named herein unavailable. All nominees are currently serving on the Corporation's Board of Directors. The ages of the nominees are as of March 1, 1997.

--------------------------------------------------------------------------------
[PHOTO OF JOHN J. CREEDON APPEARS HERE]

John J. Creedon, age 72, Director since 1984, is Consultant and Director of Various Corporations and Retired President and Chief Executive Officer of Metropolitan Life Insurance Company. Mr. Creedon attended New York University undergraduate and law schools, where he was awarded a B.S. degree in 1952, an LL.B. in 1955 and an LL.M. in 1962. Mr. Creedon joined Metropolitan Life in 1942. He became an officer of Metropolitan Life in 1962 and was appointed Senior Vice-President and General Counsel in 1973. In 1976, Mr. Creedon became an Executive Vice-President of Metropolitan Life. He was named President and elected a director of Metropolitan Life in 1980 and became Chief Executive Officer in 1983. He served as President and Chief Executive Officer until retiring on September 1, 1989. Mr. Creedon is a director of Praxair, Inc., Rockwell International and Sonat Inc. He is also a director, trustee or member of a number of business, educational and civic organizations. Mr. Creedon is Chairman of the Audit Committee and a member of the Compensation and Management Development, Executive and Health, Safety and Environmental Affairs Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF C. FRED FETTEROLF APPEARS HERE]

C. Fred Fetterolf, age 68, Director since 1987, is Director of Various Corporations and Retired Director, President and Chief Operating Officer of Aluminum Company of America. Mr. Fetterolf is a graduate of Grove City (PA) College, where he received a B.S. in chemistry in 1952. He joined the Aluminum Company of America that same year and, following a number of sales and marketing assignments and service as Vice-President -- Operations, Primary Products, he was named Vice-President -- Science and Technology in February 1981 and Executive Vice-President -- Mill Products later that year. Mr. Fetterolf became President and a member of the Board of Directors in 1983 and in 1985 he assumed the additional responsibility of Chief Operating Officer until retiring in 1991. Mr. Fetterolf is a director of Allegheny Teledyne Corporation, Dentsply International, Inc., Mellon National Bank, Praxair, Inc., Quaker State Corporation and Commonwealth Aluminum Corp., a trustee of Carnegie Mellon University and Eastern College and serves on a number of non-profit boards. He is Chairman of the Health, Safety and Environmental Affairs Committee and a member of the Audit, Compensation and Management Development and Nominating Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF JOSEPH E. GEOGHAN APPEARS HERE]

Joseph E. Geoghan, age 59, Director since 1990, is Vice-President, General Counsel and Secretary of Union Carbide Corporation. Mr. Geoghan was graduated from St. John's University, where he received a B.B.A. degree in 1959, and from Fordham University's School of Law, where he received the degree of J.D. in 1964. He joined Union Carbide in 1957, became a member of Union Carbide's Law Department in 1963 and in 1973 was appointed Chief International Counsel. He was named Senior Group Counsel in 1976, Assistant General Counsel in 1980 and, in 1985, was appointed Deputy General Counsel. Mr. Geoghan was elected Vice-President and General Counsel of the Corporation in 1987 and in 1990 was elected to the additional office of Corporate Secretary. At that time, he also assumed responsibility for government affairs. He is a director and past president of The Corporate Bar Association of Westchester-Fairfield, a director of the Fund for Modern Courts and a member of the American Bar Association, the New York City Bar, the New York State Bar Association and the Association of General Counsel. Mr. Geoghan is a member of the Executive and Public Policy Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF THOMAS P. GERRITY APPEARS HERE]

Thomas P. Gerrity, age 55, Director since 1997, is Dean of the Wharton School of the University of Pennsylvania. Dr. Gerrity received the degrees of B.S. and M.S. in Electrical Engineering in 1963 and 1964 from the Massachusetts Institute of Technology. Dr. Gerrity served on the faculty of the Sloan School of Management at the Massachusetts Institute of Technology from 1968 to 1972 and received his Ph.D. in Management from that institution in 1970. He was a Rhodes Scholar in economics at Oxford University in 1964 and 1965. Dr. Gerrity was the founder and Chief Executive Officer of the Index Group, a consulting firm in business reengineering and strategic change from 1969 to 1989. In 1990, he became the eleventh Dean of the Wharton School of the University of Pennsylvania. Dr. Gerrity is a director of CVS Corporation, Digital Equipment Corporation, the Federal National Mortgage Association, Reliance Group Holdings, Inc., and the Sun Company, Inc. He is a member of the Executive Committee of Technology Leaders, L.P., a Trustee of MAS Funds and serves on the advisory boards for the publication of "Directors & Boards" and the University of Pennsylvania's Institute for Human Gene Therapy. Dean Gerrity is a member of the Audit Committee of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF RAINER E. GUT APPEARS HERE]

Rainer E. Gut, age 64, Director since 1994, is Chairman of the Board of Directors of Credit Suisse Group and Credit Suisse First Boston, and Chairman designate of Credit Suisse. Mr. Gut was graduated from Cantonal School of Zug, Switzerland, and had professional training in Switzerland, Paris and London. Prior to his nomination in 1971 as Chairman and Chief Executive Officer of Swiss American Corporation, Credit Suisse's U.S. investment banking affiliate at that time, Mr. Gut was a general partner of Lazard Freres & Co. in New York. Elected as a Member of the Executive Board of Credit Suisse in 1973, he became its Speaker in 1977 and its President in 1982. In 1983, he was elected to Credit Suisse's Board of Directors and became its Chairman. Since 1986 Mr. Gut has chaired the Board of Directors of CS Holding, the corporation that was renamed Credit Suisse Group as of January 1, 1997. Mr. Gut is Vice-Chairman of the Board of Directors of Nestle S.A., Vevey, and is a Member of the Board of Directors of Daimler-Benz Holding, Zurich, Pechiney, Paris, and Sofina S.A., Brussels. Mr. Gut is a member of the Compensation and Management Development, Finance and Pension and Nominating Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF VERNON E. JORDAN, JR. APPEARS HERE]

Vernon E. Jordan, Jr., age 61, Director since 1987, is Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP. Mr. Jordan is a graduate of DePauw University where he received the degree of B.A. in 1957. He received the degree of J.D. from Howard University Law School in 1960 and a fellowship from the Institute of Politics, John F. Kennedy School of Government of Harvard University in 1969. Mr. Jordan has also received honorary degrees from numerous colleges and universities. Mr. Jordan, former Executive Director of The United Negro College Fund and President of the National Urban League, Inc. became a partner in the law firm of Akin, Gump, Strauss, Hauer & Feld in 1982. He is a member of the Arkansas Bar, District of Columbia Bar, Georgia Bar, The U.S. Supreme Court Bar, The American Bar Association, The National Bar Association and The Council on Foreign Relations. He is a director of the American Express Company, Bankers Trust Company, Bankers Trust New York Corporation, Dow Jones & Co., Inc., The Ford Foundation, J.C. Penney Company, Inc., Revlon Group, Inc., Ryder System Inc., Sara Lee Corporation and Xerox Corporation and a trustee of Howard University. Mr. Jordan is Chairman of the Nominating Committee and a member of the Executive, Finance and Pension and Public Policy Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF WILLIAM H. JOYCE APPEARS HERE]

William H. Joyce, age 61, Director since 1992, is Chairman of the Board, President and Chief Executive Officer of Union Carbide Corporation. Dr. Joyce was graduated from Penn State University in 1957 with the degree of B.S. in chemical engineering and from New York University with the degree of M.B.A. in 1971 and a Ph.D. in Business in 1984. He joined the Chemicals and Plastics Division of Union Carbide in 1957 and has been associated primarily with the Corporation's chemicals and plastics business throughout his career. Dr. Joyce became President of the Silicones and Urethane Intermediates Division in 1982 and was appointed President of the Polyolefins Division in 1985. Dr. Joyce became Executive Vice-President, Union Carbide Chemicals and Plastics Company Inc. in 1990, and that same year was elected a Vice-President of the Corporation. Subsequent to the Corporation's restructuring in 1992, Dr. Joyce was elected Executive Vice-President of the Corporation responsible for operations, and in 1993, was elected President and Chief Operating Officer. In 1995, Dr. Joyce was elected President and Chief Executive Officer and effective January 1, 1996, he was also elected Chairman of the Board. In 1993, Dr. Joyce received a Medal of Technology from President Clinton. He is a director of CVS Corporation, Reynolds Metals Company, The Chemical Manufacturers Association and The American Plastics Council and a trustee of Universities Research Association, Inc. Dr. Joyce is Chairman of the Executive Committee of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF ROBERT D. KENNEDY APPEARS HERE]

Robert D. Kennedy, age 64, Director since 1985, is Retired Chairman of the Board and Chief Executive Officer of Union Carbide Corporation. Mr. Kennedy is a graduate of Cornell University where he received a B.S. degree in Mechanical Engineering in 1955. He joined Union Carbide that same year. Mr. Kennedy became President of the Linde Division in 1977, was elected a Senior Vice-President of the Corporation in 1981 and an Executive Vice-President in 1982. In 1985, he was elected a Director and President of Union Carbide Corporation, responsible for the Chemicals and Plastics Group. In April 1986, he was elected President and Chief Executive Officer of Union Carbide Corporation and effective December 1986 he was elected Chairman of the Board. He retired from the Corporation on December 31, 1995. Mr. Kennedy is a director of Birmingham Steel Corporation, General Signal Corporation, Kmart Corporation, Sun Company, Inc., Union Camp Corporation and UCAR International, Inc. He is also a member of the Advisory Boards of The Blackstone Group and RFE Investment Partners, past Chairman of the Chemical Manufacturers Association, a member of the Board of Trustees of Cornell University, Chairman of the New Hampton School Trustees, past Chairman of INROADS, Inc., past Board Member of the Fairfield/Westchester County Chapter of INROADS, Inc., a member of the Business Council, past member of the Business Round Table and of the Business Round Table's Education Task Force and its Environmental Task Force, past Chairman and past member of the Connecticut Business For Education Coalition (CBEC) and past member of the Commission on Education Excellence for Connecticut. He is a member of the Audit, Executive, Nominating and Public Policy Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF RONALD L. KUEHN, JR. APPEARS HERE]

Ronald L. Kuehn, Jr., age 61, Director since 1984, is Director, Chairman, President and Chief Executive Officer of Sonat Inc. Mr. Kuehn received the degrees of B.S. in 1957 and LL.B. in 1964 from Fordham University. He joined Sonat's legal staff in 1970 and was named Vice-President in 1979. He was elected Senior Vice-President in 1980 and Executive Vice-President in January 1981. In April 1981, he was elected a director of the Company and was named President and Chief Operating Officer in 1982. He was appointed Chief Executive Officer in 1984 and elected Chairman in 1986. Mr. Kuehn is a director of various wholly-owned subsidiaries of Sonat Inc., and a director of AmSouth Bancorporation, The Dun & Bradstreet Corporation, Praxair, Inc., Protective Life Corporation, Transocean Offshore Inc., Gas Research Institute and a number of civic organizations. He is a member of the Board of Trustees of Southern Research Institute, Birmingham-Southern College, Tuskegee University and a member of The University of Alabama President's Council. Mr. Kuehn is Chairman of the Compensation and Management Development Committee and a member of the Finance and Pension and Health, Safety and Environmental Affairs Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF ROZANNE L. RIDGWAY APPEARS HERE]

Rozanne L. Ridgway, age 61, Director since 1990, former Assistant Secretary of State for Europe and Canada. A retired diplomat in the Foreign Service of the United States, Ambassador Ridgway's 32 year career included ambassadorial assignments to Finland, to the German Democratic Republic, for Oceans and Fisheries Affairs and as Counselor of the United States State Department. She served as Assistant Secretary of State for European and Canadian Affairs from 1985 to 1989. She was President of the Atlantic Council from 1989 through 1992 and Co-Chairman through June, 1996. Ambassador Ridgway is a director of Bell Atlantic Corporation, The Boeing Company, Citicorp, Citibank N.A., Emerson Electric Co., Minnesota Mining and Manufacturing Company, RJR Nabisco and Sara Lee Corporation. She is a member of the International Advisory Board of the New Perspective Fund and a trustee of The CNA Corporation and the National Geographic Society. She is a member of several nonprofit institutions concerned with public policy and serves as non-executive chairman of the Board of the Baltic-American Enterprise Fund. Ambassador Ridgway is chairman of The Public Policy Committee and a member of the Audit, Health, Safety and Environmental Affairs and Nominating Committees of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF JAMES M. RINGLER APPEARS HERE]

James M. Ringler, age 51, Director since 1996, is President and Chief Executive Officer of Premark International, Inc. Mr. Ringler received the degrees of B.S. in Business Administration in 1967 and an MBA degree in Finance in 1968 from the State University of New York. Mr. Ringler was President and Chief Operating Officer of the Tappan Company from 1982 to 1986 and President of White Consolidated Industries' Major Appliance Group from 1986 to 1990. Both companies are subsidiaries of Electrolux AB. He joined Premark International, Inc. in 1990 as Executive Vice-President and was elected to the company's Board of Directors. He became President and Chief Operating Officer in 1992 and was appointed Chief Executive Officer in 1996 upon the completion of the spin-off of Tupperware. Mr. Ringler is a director of Reynolds Metals Company, Thiokol Corporation and Evanston Hospital and is a trustee of the Manufacturers' Alliance for Productivity and Innovation. He is a member of the Finance and Pension Committee of Union Carbide's Board.

--------------------------------------------------------------------------------
[PHOTO OF WILLIAM S. SNEATH APPEARS HERE]

William S. Sneath, age 70, Director since 1969, is Director of Various Corporations and Retired Chairman of the Board and Chief Executive Officer of Union Carbide Corporation. Mr. Sneath joined Union Carbide in 1950 after graduating from Williams College with the degree of B.A. and from the Harvard Graduate School of Business Administration with the degree of M.B.A. He was elected Treasurer of Union Carbide in 1961 and Vice-President and Chief Financial Officer in 1965. Mr. Sneath was elected a director in 1969 and President and Chief Operating Officer in 1971. He served as Chairman of the Board and Chief Executive Officer from 1977 to 1982. He is a director of Metropolitan Life Insurance Company and Rockwell International Corporation and is a member of The Business Council. Mr. Sneath is Chairman of the Finance and Pension Committee and a member of the Executive, Health, Safety and Environmental Affairs and Nominating Committees of Union Carbide's Board.

   During 1996, there were eight regular meetings of the Board of Directors. At present, there are 12 directors and pursuant to action by the Board, the number of directors to be elected at the annual meeting will be 12. The retirement policy of the Board provides that non-employee directors are not eligible for re-election after reaching age 72 unless an exception is granted by a majority of the Board. Mr. Creedon was granted a one year exception by unanimous vote of the Board to permit him to stand for reelection at the 1997 Annual Meeting of Stockholders. Employee directors, except the Chief Executive Officer, will retire from the Board at the time of their retirement from the Corporation. Of the 12 nominees for election at the annual meeting of stockholders, two are currently officers of the Corporation. Ten are non-employee directors, two of whom are retired Chief Executive Officers of the Corporation.

   Each director is required to be a stockholder of the Corporation. Each director serves on one or more committees of the Board that oversee such vital matters as audits, compensation, finance, health, safety and environmental affairs, nominations, and public policy. Average attendance by directors at meetings of the Board and its committees during 1996 was 91%. Each director attended 75% or more of the aggregate of the meetings of the Board and of the Board committees on which he or she served, except Mr. Gut who attended 56% of the meetings.

   In addition to attending Board and committee meetings, the directors devoted time during the year to conferring with officers regarding corporate matters and to reviewing material submitted by management to the Board and Board committees for consideration and action.

Committees of the Board -- The Board has seven standing committees. Their functions are described below:

   Audit -- The Audit Committee was established in 1972. The Committee supports the independence of the Corporation's independent and internal auditors and the objectivity of the Corporation's financial statements; reviews the Corporation's principal policies for accounting, internal control and financial reporting; recommends to the Board the engagement or discharge of the independent auditors; reviews with the independent auditors the plan, scope and timing of their audit; reviews the auditors' fees and, after completion of the audit, reviews with management and the independent auditors the auditors' report.

       The Committee also reviews the annual financial statements of the Corporation; and the procedures for monitoring compliance with the Corporation's policies on business integrity and ethics and conflicts of interest. The Committee also performs a number of other review functions related to auditing the financial statements and internal controls. The Committee met four times during 1996. Members of the Committee are: John J. Creedon, Chairman; C. Fred Fetterolf; Thomas P. Gerrity; Robert D. Kennedy and Rozanne L. Ridgway.

   Compensation and Management Development -- The Compensation and Management Development Committee was established in 1972. The Committee reviews and recommends to the Board the direct and indirect compensation and employee benefits of the Chairman of the Board, and other executive officers of the Corporation; reviews, recommends to the Board and administers any incentive plans and variable compensation plans that include executive officers; and reviews the Corporation's policies relating to the compensation of senior management and, generally, other employees. In addition, the Committee reviews management's long-range planning for executive development and succession; establishes and periodically reviews policies on management perquisites; and performs certain other review functions relating to management compensation and employee relations policies. The Committee met three times during 1996. Members of the Committee are: Ronald L. Kuehn, Jr., Chairman; John J. Creedon; C. Fred Fetterolf and Rainer E. Gut.

   Executive -- The Executive Committee was established in 1917. Subject to any limitations prescribed by law or by the Board, the Executive Committee has and may exercise, when the Board is not in session, all the powers of the Board. The Committee did not meet during 1996. Members of the Committee are:
   William H. Joyce, Chairman; John J. Creedon; Joseph E. Geoghan; Vernon E. Jordan, Jr.; Robert D. Kennedy and William S. Sneath.

Finance and Pension -- The Finance and Pension Committee was established in 1980. The Committee reviews periodically the Corporation's financial policies and objectives; monitors the Corporation's financial condition and its requirements for funds; reviews management recommendations as to the amounts, timing, types and terms of public stock issues and public and private debt issues; and reviews periodically the Corporation's dividend policy and foreign exchange operations. The Committee also reviews the financial, investment and actuarial policies and objectives of the pension program and, periodically, other employee benefit programs and the investment performance of the fund established for the pension program. The Committee also performs certain other review functions related to finance and pension matters. The Committee met four times during 1996. Members of the Committee are: William S. Sneath, Chairman; Rainer E. Gut; Vernon E. Jordan, Jr.; Ronald L. Kuehn, Jr. and James M. Ringler.

Health, Safety and Environmental Affairs -- The Health, Safety and Environmental Affairs Committee was established in 1985, for the purpose of enabling the Board to expand its review functions with respect to health, safety and environmental matters. Prior to January 1985, those matters were reviewed by the Public Policy Committee. The Health, Safety and Environmental Affairs Committee reviews the Corporation's policies for health, safety and environmental affairs ("HS&EA"); reviews the Corporation's HS&EA performance and its compliance with HS&EA policies and legal requirements; reviews the Corporation's system for monitoring its compliance with HS&EA policies and legal requirements; reviews any significant HS&EA problem and management's response to the problem; and reviews significant scientific, legislative, governmental and judicial developments and their effect on corporate policies. The Committee met four times during 1996. Members of the Committee are: C. Fred Fetterolf; Chairman; John J. Creedon; Ronald L. Kuehn, Jr.; Rozanne L. Ridgway and William S. Sneath.

Nominating -- The Nominating Committee was established in 1977. The Committee recommends to the Board nominees for election as directors, and periodically reviews potential candidates, including incumbent directors.

        The Committee reviews policies with respect to the composition, organization and practices of the Board, and developments in corporate governance matters generally. The Committee met three times during 1996. Members of the Committee are: Vernon E. Jordan, Jr., Chairman; C. Fred Fetterolf; Rainer
E. Gut; Robert D. Kennedy; Rozanne L. Ridgway and William S. Sneath.

        Candidates for nomination as director are considered on the basis of their broad business, financial and public service experience; their ability to represent the interests of all stockholders, rather than the special interests of a particular group; their reputation, capability and integrity within their fields or professions; and their ability and willingness to devote the time required to serve effectively as a director and as a member of one or more Board committees. In addition, candidates are considered on the basis of their ability, as a group, to bring to the Board familiarity with national and international business matters, an appreciation of the appropriate role of the Corporation in today's society and diverse points of view regarding the many areas in which the Corporation is involved. Nominees must also be free of any conflicts of interest, legal impediments or other considerations that might preclude service as a director of the Corporation.

        The Committee will consider nominees recommended by stockholders. All letters of nomination should be sent to the Secretary of the Corporation and should include the nominee's name and qualifications and a statement from the nominee that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any nominee to be considered by the Nominating Committee and, if accepted, to be included in the proxy statement, such recommendation should be received by the Secretary on or before November 1 preceding the annual meeting at which directors will be elected by the stockholders.

        Public Policy -- The Public Policy Committee was established in 1972. The Committee reviews the Corporation's policies on and responses to important social, political and public issues, including matters relating to international operations, equal employment opportunity, charitable and education contributions, and legislative issues, as well as policies on and responses to important stockholder issues, including stockholder proposals for the proxy statement. The Committee also performs various other functions relating to public policy matters generally. The Committee met once during 1996. Members of the Committee are: Rozanne L. Ridgway, Chairman; Joseph E. Geoghan; Vernon E. Jordan, Jr. and Robert D. Kennedy.

Compensation of Directors

        No director who is an employee is compensated for service as a member of the Board or any Committee of the Board. Each non-employee director receives an annual retainer of $30,000. Each non-employee director receives a $1,500 fee for each Board meeting attended and a $1,500 fee for each committee meeting attended. The Chairman of a meeting of a Committee of the Board receives a $3,000 meeting fee. Non-employee directors who perform special services at the request of the Chairman are compensated by a per diem fee of $1,500. No per diem fees were paid in 1996. Reimbursement for travel expense is paid when appropriate. Non-employee directors are not eligible to participate in the incentive compensation plans or benefit plans which the Corporation maintains for its employees.

Stock Compensation Plan for Non-Employee Directors -- This plan was approved by the stockholders on April 22, 1992. The following description gives retroactive effect to antidilution adjustments made as a result of the spinoff of Praxair, Inc. in 1992. Each non-employee director on that date received 479 shares for each year the director was eligible to serve as a director between that date and December 31, 1996, generally five years. Shares become non-forfeitable at the rate of 479 shares a year. Also, a director's shares become non-forfeitable when the director retires, dies or becomes disabled. All shares become non-forfeitable upon a Change in Control of the Corporation. A participant may vote and receive dividends on non-forfeitable shares. The sale or transfer of shares is subject to certain restrictions. At the time shares become non-forfeitable, a director receives a payment to cover the income tax liability. The plan expired January 1, 1997.

        During 1996, 3,832 shares became non-forfeitable for all nonemployee directors as a group and the Corporation paid $93,742 to such directors to cover the income tax liability on those shares.

Non-Employee Directors' Retirement Plan -- The Plan provides a retirement benefit for non-employee directors who have completed at least five years of service. The annual benefit equals the annual base retainer in effect when the director's service ends. Currently, the annual base retainer is $30,000. The benefit period is for the director's life commencing at the later of age 65 or termination of service. The present value of the benefit is paid in a lump sum at termination of service. If a director dies while in service, after having completed five years of service as a director, then the director's surviving spouse receives a benefit equal to 50% of the annual retainer for ten years. The present value of the surviving spouse's benefit is paid in a lump sum at the time of the director's death. If a director becomes disabled or dies before completing five years of service, the Nominating Committee may authorize payment of a benefit to the director or the surviving spouse. Payments are made by the Corporation or through a grantor trust adopted by the Corporation.

        In accordance with the retirement policy of the Board, James M. Hester, a director for over 32 years, did not stand for reelection at the 1996 Annual Meeting. Under the Plan, a lump sum payment of $268,999 was paid to Dr. Hester upon his retirement.

        The Board terminated the Plan effective February 1, 1997. The net present value of the benefits earned by each participant will be credited to the participant's account under the Non-Employee Directors' Compensation Deferral Plan which was adopted by the Board effective February 1, 1997.

Non-Employee Directors' Compensation Deferral Plan -- The plan, adopted by the Board effective February 1, 1997, allows non-employee directors to defer all or part of their annual retainer and meeting fees, generally until separation of service as a non-employee director. Participants in this unfunded plan will be credited with a return on the deferred amounts measured on the same choice of investment features as those offered under an employee deferral plan, including a fixed income rate, discounted common stock of the Corporation and five Fidelity Fund alternatives.

Other -- The Union Carbide Corporation Group Life Insurance Plan for Non-Employee Directors extends group life insurance coverage of $50,000 to each non-employee director who elects to participate in the Plan. Costs of premiums are shared by the participating directors and the Corporation. The Corporation's share of such premiums in 1996 was $1,368.

        Effective March 1, 1997, the Corporation purchased Director's and Officer's liability insurance from Corporate Officers and Directors Assurance Ltd., X.L. Insurance Company, Ltd., and ACE Limited to provide continuing coverage for the individual directors and officers of the Corporation and its subsidiaries at an annual cost of approximately $550,000.

Compensation Committee Interlocks and Insider Participation -- The members of the Compensation and Management Development Committee are: Ronald L. Kuehn, Jr., Chairman; John J. Creedon; C. Fred Fetterolf and Rainer E. Gut. For the period January 1, 1996 to April 24, 1996, Vernon E. Jordan, Jr. was a member of the Committee. Mr. Jordan is a partner of the law firm of Akin, Gump, Strauss, Hauer & Field and that law firm was retained by and rendered services to the Corporation in 1996.

Five Year Cumulative Total Return/(1)/
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]





(1) For fiscal years ending December 31. Total return assumes that the value of an investment in UCC common stock and each index was $100.00 on December 31, 1991 and that all dividends, including the distribution of Praxair, Inc. stock, were reinvested. Past performance is not necessarily an indicator of future results.


       Graph Dollar Values   1992    1993    1994    1995    1996

       UCC                   206.48  289.25  396.70  509.55  564.91
       S&P 500               107.59  118.40  119.93  164.95  202.75
       S&P Chemicals         109.53  122.50  141.59  185.01  240.46

Report of the Compensation and Management
Development Committee on Executive Compensation

        The Corporation's management compensation programs are approved and administered by the Compensation and Management Development Committee of the Board of Directors (the Committee), consisting since its inception only of non-employee ("outside") Directors. The programs have three fundamental objectives: to set compensation at levels sufficient to attract and retain a diverse mix of experienced, highly competent executives; to provide incentives to improve the Corporation's financial performance and performance against strategic and operational goals (comprising corporate metrics and "measures of performance" or "MOPs" as discussed in detail below); and to evaluate, reinforce and reward individual achievement of business objectives and demonstration of "leadership behaviors" with pay that fluctuates with performance. Programs that meet these objectives help ensure that the Corporation is well managed and provide substantial assurance to shareholders that management's interest in building value is closely aligned with that of its shareholders, as we believe to be the case at Union Carbide.

        The Committee has a central role in approving corporate goals and reviewing performance in conjunction with the full Board. The Committee meets early each year to review the Corporation's prior year performance against goals set at the start of the year, to review executive compensation in light of performance, and to consider MOPs for the new year in conjunction with the full Board. It meets again later in the year with the Chairman/CEO and non-employee Directors to evaluate executive performance and review management development and succession planning, and meets at other times during the year with independent consultants well acquainted with industry practice to review executive compensation and to consider revisions or improvements to programs that may be useful in linking compensation more closely to performance. The Committee met three times during 1996.

        Significant organizational changes occurred in November 1995 with the election of Dr. William H. Joyce as Chairman, effective January 1, 1996. Dr. Joyce added this role to his ongoing duties as President and CEO -- (having been elected CEO in April 1995). Dr. Joyce succeeded Mr. Robert D. Kennedy, who retired from the Corporation on December 31, 1995 and remains on the Board of Directors.

Sources of Competitive Data -- The Corporation surveys compensation data for a limited number of companies to establish pay ranges by grade level for base salary and total compensation which are competitive with industry generally. Competitive compensation data for executive level positions are also obtained through consultants. The data base thus obtained includes both chemical companies and the chemicals and plastics segments of major oil companies. Since the size of these comparison companies (as measured by sales) varies, the consultant makes adjustments to the competitive analysis to account for this variable. The Corporation believes these companies represent an appropriate benchmark group, whose executive positions require talents and capabilities similar to UCC's own executive positions.

        For financial performance comparisons, the Corporation looks at various groupings within the surveyed companies, which include several of the companies in the S&P Chemicals Index. These groupings are different for the Return on Capital (ROC) performance comparison and the Market to Book ratio comparison described on page 17. The companies in the ROC performance group best approximate UCC's businesses and are similarly affected by margins in the product markets in which the Corporation competes. The companies in the market to book ratio comparison are publicly traded chemical companies -- both those in the S&P Chemicals Index as well as others -- which are considered chemical industry investment alternatives. The Committee believes that comparison with the companies in each group -- for ROC and market to book performance, respectively -- is more appropriate than exclusive comparison with the companies currently comprising the S&P Chemicals Index.

Components of the Compensation Package -- The compensation package for the Corporation's executives has four components: base salary, which reflects the executive's pay grade and level of responsibility and permits income predictability; profit sharing, typically paid in cash (also ESOP Stock beginning with 1996), which places a small percentage of base pay at risk and provides for upside potential; variable compensation, typically paid in cash, which reflects relative corporate, business unit and individual performance as well as the individual's grade level; and long-term incentives, consisting chiefly of stock options (which create value only if the price of the Corporation's shares appreciates) and restricted stock (which encourages share ownership and long term retention).

        The Committee targets compensation decisions for executives to produce median total compensation opportunity for similar jobs found in the surveyed companies. However, the performance-based nature of the overall package may produce total compensation above or below the median based on corporate, business unit and individual performance.

Base Salary -- At least once a year, the Committee reviews the base salary of the Chairman and CEO, and in consultation with the Chairman and CEO, reviews the base salaries of executive officers, evaluating their individual performance to determine if adjustments are warranted. For executive positions, this is an assessment of the overall manner in which the role is carried out. As noted, the Committee also compares base salary levels with the average of those in the companies surveyed to make sure they remain competitive. The objective is to approximate the average base pay for a given position, after adding back the "pay at risk" for profit sharing, described below as 5% -- the amount earned when the Corporation's return on capital equals its average cost of capital.

        Dr. Joyce is relatively new to his position and grade level and, as a result, his base pay is below the competitive group average. As a consequence of this and his noteworthy performance, the Committee elected to grant an increase in February 1997 of 13% of base pay. The executive officers as a group (exclusive of Dr. Joyce) were granted base pay increases averaging approximately 5% effective at various times during the next twelve months.

Profit Sharing -- The profit sharing plan and the ESOP profit sharing plan cover virtually all employees. Participants in the plans have the opportunity to earn extra pay every quarter in which return on invested capital for the Corporation exceeds a predetermined level. The maximum payout is ten days' base salary per calendar quarter. Profit sharing returned 29 days' pay for 1996 performance. To accomplish the "pay at risk" concept, the Corporation has set base salaries for all job grades about 5% below the average of the surveyed companies. Through profit sharing, the 5% can be earned back to restore base pay to competitive levels, and in exceptional years, to exceed the competitive average by up to 10%. The Corporation's officers participate in both profit sharing plans. Subject to Internal Revenue Code limits, the officers received an allocation of ESOP Stock under the ESOP profit sharing plan for the first 16 days of 1996 profit sharing, with an additional allocation worth 4 days' pay to cover certain income and excise taxes on voluntary withdrawals of this ESOP Stock from the plan. Any portion of this 20 days pay that could not be allocated under the ESOP profit sharing plan because of Internal Revenue Code limits was credited to the officer under the Compensation Deferral Plan discussed below. Any remaining profit sharing was paid in cash.

Variable Compensation -- Because earnings in the chemicals and plastics industry are significantly affected by the chemical business cycle, the Corporation's variable compensation program is largely based on relative performance against the financial comparison companies, most of which are similarly affected by the cycle. Variable compensation is also based on the degree of success in achieving individual as well as corporate measures of performance. Given the Corporation's policy to "pay for performance," when performance exceeds the competitive group average, the combination of base salary, profit sharing and variable compensation should also exceed the competitive group average. Similarly, when performance falls short of the competitive group average, total compensation should fall below the average as well.

        Variable compensation serves to focus executives on those activities most directly within their control, for which they should be held accountable. It recognizes that individual performance can be strong or weak despite business results that year, affording an opportunity to recognize outstanding individual contributions in any year. An implication of this design is that there may be years in which some executives receive considerably larger variable compensation payments than others. These differences indicate the presence of a "pay for performance" environment. There are two plans which provide variable compensation to corporate officers -- the Performance Incentive Plan [PIP] and the Variable Compensation Plan [VCP], both described below. There are ten executive officers covered under both plans for 1996.

        The PIP was effective January 1, 1995 and was approved by shareholders in April 1995. The Plan is based exclusively on the Corporation's relative ROC performance against financial comparison companies over a 12 month fiscal year ending September 30. Since payouts under this Plan qualify as "performance based," they are deductible by the Corporation under the provisions of Section 162(m) of the Internal Revenue Code, even if total compensation exceeds $1 million to any one individual. The Committee retains discretion to reduce payouts calculated by formula under this Plan, but has no discretion to increase individual awards above the maximum specified under the Plan. Pursuant to the PIP, the Committee awarded $740,000 to Dr. Joyce for 1996 ROC performance. Total payments under the PIP to the executive officers as a group (including Dr. Joyce) were $2,104,000 for 1996 ROC performance.

        Variable Compensation Plan payments for executive officers are determined by the Committee. The calculation is based on specific measurable criteria known as "metrics," progress against non-financial corporate measures of performance and each executive officer's contribution to achievement of the metrics and MOPs. The metrics include:

   Relative Shareholder Value  -- as measured by the Market to Book ratio of the
                                  Corporation's common stock vs. the market to
                                  book comparison companies
   Growth                      -- as measured by growth in sales volume over
                                  three years
   Productivity                -- as measured by actual fixed cost per pound of
                                  product

        The above three metrics collectively represent 60% of the VCP award value at target, leaving 40% consideration for the other key non-financial corporate MOPs. In any given year, the weighting of one performance measure over another may vary.

        The 1996 MOPs included a number of ambitious short term goals. These included continued improvement in Health, Safety and Environmental performance under the Responsible Care(R) Program; "people excellence," with an emphasis on upward mobility of women and minorities, human asset management, career planning, and training and education; attainment of corporate financial targets, as well as profit enhancement and capital program goals; strategic plan implementation and technology leadership, including successful implementation of global joint ventures which rely on the Corporation's competitively advantaged technology and yield high returns consistent with UCC's ROC goals; continued progress in implementing UCC's corporate wide information system; continued excellence in customer focus; and continued effectiveness in communicating clearly and credibly with our critical internal and external constituencies.

        At its February 1997 meeting, the Committee gave heaviest weight to UCC's Responsible Care(R) Goals, Corporate Financial Performance, Strategic Plan Implementation and Technology Leadership as particularly significant measures of performance.

        With respect to Responsible Care(R), substantial consideration was given to the fact that the Corporation now has completed five consecutive years without a fatality or significant process related event. The Committee also took note of additional improvement in Health, Safety and Environment statistics, particularly progress in worker safety (recordable illness and injury rate) and the reduced number and quantity of key spills.

        Of particular note with respect to Corporate Financial Performance were excellent fixed cost control during 1996 and the fact that the Corporation was ahead of schedule on its $637 million cost saving/profit improvement program, having passed the half-way mark by the end of the third quarter.

        Highlights under Strategic Plan Implementation were completion of the financing for the EQUATE joint venture project and continued progress in the Corporation's information systems transformation. The new voice and data infrastructure was fully operational by year-end and the Corporation was moving into the implementation phase of conversion to new SAP-based information systems.

        With respect to Technology Leadership, particular consideration was given to reaching agreement with Exxon Chemical to form a polyethylene technology, licensing and catalyst joint venture and to research and development progress being made in three major chemicals growth programs based on new process technologies.

        Other significant factors considered were increased employee acceptance of "people excellence" as a major goal and increased employee recognition of the value of diversity; capital spending in line with expectations; mechanical completion of the ethylene propylene rubber plant at Seadrift, Texas; awards and other recognition from customers for the high quality of our products and services; and continued consistency and clarity of communications.

        Based on the above assessment, the Committee rewarded Dr. Joyce's leadership in advancing the Corporation's strategic plan and elected to award a Variable Compensation Plan payment of $310,000, which when combined with his award under the Performance Incentive Plan, produced a total award of $1,050,000 -140% of his December 1996 base salary. In authorizing this award, the Committee took special note of the Corporation's strong performance against the growth and productivity metrics as well as the performance against the Corporation's MOPs discussed above. Consistent with similar award practices in the U.S. chemical industry, standard individual awards under the two variable compensation programs (the Performance Incentive Plan and Variable Compensation
Plan) can range from 5 to 60% of annual base salary, depending on pay grade, but can be considerably greater (up to 150% of annual salary, at the Chairman and CEO level) in years of exceptional performance. Awards may also be withheld entirely when corporate performance falls short of goals, as happened in the case of senior executive officers for 1991 performance.

Long-Term Incentives: Stock Options and Restricted Stock Matching -- Stock options are generally granted annually, at the closing price of the Corporation's common stock as reported on the New York Stock Exchange -- Composite Transactions on the date of the grant. Since 1989, they have specified a holding period of at least two years from the grant date. Options expire after ten years. Except for adjustments to reflect major changes in the Corporation's capital base, as occurred after the industrial gases spin-off in 1992, the Corporation has neither adjusted the price nor amended the financial terms of outstanding options. This means executives cannot benefit from stock price appreciation until and unless shareholders also benefit. Stock options serve both Corporation and shareholder interests by linking all executives to a common goal -- increasing shareholder value -- regardless of where in the Corporation they work.

        Beginning in 1995, the Restricted Stock Matching Program (authorized under the 1994 Long-Term Incentive Plan) was made available to all employees eligible for variable compensation (approximately 1,900 worldwide). Participants have 60 days from receipt of their variable compensation to deposit with the Corporation for a period of three years UCC stock worth up to 25% of their variable compensation. The Corporation then grants a share for share match of restricted stock which vests after 3 years. Since the Restricted Stock Matching Program was meant to complement the Stock Option Program, the value of the restricted stock grant for which an employee was eligible in 1996 was offset in the December 1996 stock option grant in a 3 to 1 ratio (i.e. 3 fewer options for each share of restricted stock), delivering total competitive, long-term incentive value to those participating in both programs. Stock option eligible participants (approximately 535 worldwide) were given a choice in 1996 to either participate in the restricted stock matching program (with the resulting offset in stock options as described above) or forego restricted stock matching, and receive a correspondingly higher stock option grant. The restricted stock matching program was discontinued after the 1996 grants.

        The Committee regularly reviews the competitiveness of the Corporation's long-term incentives and may in the future consider other forms of long-term compensation. For 1996, stock options and restricted stock matching were the Corporation's only incentives tied to long-term performance. Most of the surveyed companies have more incentive programs tied to long-term results. To keep total compensation competitive, the Committee has generally granted more stock options than would be the case if Union Carbide had a greater number of programs tied to long-term performance.

        Stock options are valued with formulas which estimate the value of a 10 year option on the date of grant. At any point in time, this value may vary based on the stock's volatility, price and dividend levels. As a consequence of the stock's estimated value and the offset required for the value of the restricted stock matching grant, the total number of shares authorized in December 1996 was 10% less than authorized under the previous grant.

        Given the 1996 performance of the Corporation, and Dr. Joyce's role in particular, the Committee awarded him 130,000 stock options in December 1996. Specifically, the Committee noted the excellent progress made in profitability performance and the significant efforts underway to achieve continued productivity and profitability gains under his stewardship. The size of the grant to Dr. Joyce, as well as to the other executive officers, was approximately at the median for long term incentives granted by the surveyed companies for comparable positions (which includes the value of restricted stock matching). In 1996, Dr. Joyce also participated in the Restricted Stock Matching Program. After pledging 5,172 shares of UCC stock in his Savings Program account, he received a matching grant of 5,172 restricted shares which will vest in June 1999.

Stock Ownership -- Four years ago, the Board of Directors initiated stock ownership guidelines for senior management to forge a direct link between management and shareholders and create an incentive to increase the company's market value. Under the guidelines, management would be expected to own stock valued at four times the annual base salary for the Chairman/CEO; and amounts equal to annual base salary for the remaining executive officers, with a five year period to achieve these guidelines. Most officers already exceed their guideline amount by a wide margin and the few who have not yet achieved them have made substantial progress. Dr. Joyce, in particular, already holds over twelve times his December base pay in the Corporation's stock, well above his guideline of four times base pay. In October 1993, the Committee endorsed the extension of these ownership guidelines to a broader group of managers (approximately 110 others) who are expected to own stock valued at either one times annual base salary or at one third of annual base salary, depending on position level. They also have five years to achieve these stock ownership levels. At year-end 1996, over 92% of the group had attained their guideline level of ownership.

Compensation Deferral Program -- The Corporation maintains a voluntary unfunded compensation deferral program into which participants may defer up to 25% of their base salary and up to 85% of their variable compensation, with payout generally commencing at or after retirement. A portion of these deferrals may be subject to a matching employer contribution. All of the Corporation's executive officers elected to participate in the program in 1996 and their allocations into Deferred Plan stock units are reported in the Security Ownership of Management table on page 23.

Summary -- The Compensation and Management Development Committee believes that the objectives of the compensation and incentive programs at the Corporation are consistent with programs maintained by comparable industrial companies and serve to keep shareholder and management interest in building value closely aligned. The Corporation's senior executives have successfully positioned the organization for global competition and their continuing efforts during 1996 have greatly expanded its worldwide opportunities for profitable growth.

        Compensation and Management Development Committee

Ronald L. Kuehn, Jr., Chairman     John J. Creedon     C. Fred Fetterolf
Rainer E. Gut

Summary Compensation Table
--------------------------------------------------------------------------------


                                                                                                                      All Other
                                            Annual Compensation         Long Term Compensation                     Compensation/(4)/
                                    ---------------------------------  ------------------------------------------- ----------------

                                                                                                         Number of
                                                                                                         Securities
                                                         Annual            Other                         Underlying
                                                        Variable          Annual           Restricted   Options/SARs
Name and Principal Position           Year  Salary    Compensation     Compensation/(2)/   Stock/(3)/      Granted
---------------------------           ----  ------    ------------     -----------------   ---------       -------
William H. Joyce                      1996  $737,500    $1,050,000(1)       $95,192        $222,396       130,000     $166,538
Chairman, President and               1995   550,000       825,000           92,308         119,325       111,000      114,740
Chief Executive Officer               1994   445,833       465,000           42,404             -0-        90,000       44,902

Joseph E. Geoghan                     1996  $378,750    $  265,000(1)       $54,575        $ 74,132        26,000     $ 56,142
Vice-President, General               1995   368,750       275,000           63,444          68,007        30,000       46,674
Counsel and Secretary                 1994   350,000       265,000           42,436             -0-        41,000       25,980

Lee P. McMaster                       1996  $262,083    $  265,000(1)       $36,173        $ 62,006        21,000     $ 53,514
Corporate Vice-President/General      1995   241,667       230,000           40,000          46,192        25,000       33,502
Manager - Ethylene Oxide/Glycol       1994   221,667       180,000           22,615             -0-        29,000       18,513

Joseph C. Soviero                     1996  $333,750    $  265,000(1)       $42,519        $ 63,339        21,000     $ 50,428
Corporate Vice-President,             1995   320,000       235,000           56,081          51,318        25,000       30,786
Ventures & Purchasing                 1994   303,333       200,000           30,154             -0-        29,000       17,687

Roger B. Staub                        1996  $290,000    $  265,000(1)       $38,077        $ 70,090        21,000     $ 63,852
Corporate Vice-President/             1995   271,667       260,000           43,077          55,163        25,000       53,040
General Manager-Unipol Systems        1994   255,000       215,000           24,500             -0-        29,000       38,058

John K. Wulff                         1996  $280,000    $  215,000(1)       $35,538        $ 56,631        14,000     $ 41,353
Corporate Vice-President,             1995   271,667       210,000           43,077          46,192        15,000       27,422
CFO and Controller                    1994   264,167       180,000           25,442             -0-        25,000        8,777

--------------------------------------------------------------------------------
(1) Annual Variable Compensation includes payments under both the Performance Incentive Plan and the Variable Compensation Plan. The Performance Incentive Plan rewards executive officers exclusively for ROC performance. The Variable Compensation portion of the annual award is based on performance against other key metrics and corporate "Measures of Performance" (MOPs).

(2) Other Annual Compensation in 1994, 1995 and 1996 for Mr. Geoghan includes financial planning and related tax advice and service as well as profit sharing and, for 1996, ESOP profit sharing. The 1994, 1995 and 1996 amounts for Dr. Joyce, and Messrs. McMaster, Soviero, Staub and Wulff include profit sharing and, for 1996, ESOP profit sharing. Also included in this column for Mr. Soviero is a tax equalization payment of $6,850 in 1995 on the 1993 annuity purchase to fund the Corporation's obligations for certain nonqualified retirement benefits.

(3) Restricted stock holdings as of December 31, 1996 and their fair market value based on the per share closing price of the Company's common shares on the New York Stock Exchange on December 31, 1996 ($40.875) were as follows:

                              W.H. Joyce  J.E. Geoghan  L.P. McMaster  J. C. Soviero  R. B. Staub  J.K. Wulff
                              ----------  ------------  -------------  -------------  -----------  ----------
 No. of Restricted Shares:         9,424         4,137          3,083          3,296        3,589       2,957
 Value on Dec. 31, 1996:        $385,226      $169,110       $126,036       $134,704     $146,718    $120,883

     Dividends are payable on the restricted shares to the extent and on the same date as dividends are paid on all other Company common shares, are reinvested in restricted shares, and their value is included in the totals above.

(4) All Other Compensation includes annual life insurance premiums paid to split dollar life insurance contracts and employer contributions to the Savings Program. The amount of the whole life insurance portion reported as paid for the named executive officer is the entire premium minus that portion of the premium actually paid by the executive officer. For 1996, life insurance premiums were $74,767 for Dr. Joyce; $42,080 for Mr. Geoghan; $31,158 for Mr. McMaster; $36,366 for Mr. Soviero; $33,837 for Mr. Staub and $13,573 for Mr. Wulff. Employer contributions to the Savings Program were $8,437.50 for Dr. Joyce and Messrs. Geoghan, McMaster, Soviero, Staub and Wulff. This matching contribution was made in the form of ESOP Stock. Under the Omnibus Budget Reconciliation Act of 1993 (OBRA), for 1996 the maximum amount of compensation that may be recognized for employer matching contributions was limited to $150,000. Additional allocations to the nonqualified compensation deferral program for 1996 include $83,333 for Dr. Joyce; $5,625 each for Messrs. Geoghan and Soviero; $13,918 for Mr. McMaster, $21,578 for Mr. Staub and $19,343 for Mr. Wulff.

Stock Options/SARs Granted -- 1996
--------------------------------------------------------------------------------

                                                                                           Potential Realizable Value at Assumed
                                                                                                Annual Rates of Stock Price
                                       Individual Grants                                      Appreciation for Option Term/(1)/
                            ---------------------------------------------------  -----------------------------------------------
                                                                                          5%                      10%
                                                                                 ------------------    -------------------------
                                Number of
                               Securities    % of Total
                               Underlying   Options/SARs                         Assumed   Potential   Assumed      Potential
                              Options/SARs   Granted to   Exercise  Expiration    Stock    Realizable   Stock      Realizable
Name                             Granted     Employees     Price       Date       Price      Value      Price         Value
--------------------------    ------------  ------------- --------  ----------  -------  ----------    --------    ----------
William H. Joyce                  130,000        11.3%     $45.625    12/3/06   $74.318  $3,730,090    $118.339    $9,452,820
Chairman, President and
Chief Executive Officer

Joseph E. Geoghan                  26,000         2.3%     $45.625    12/3/06   $74.318  $  746,018    $118.339    $1,890,564
Vice-President, General
Counsel and Secretary

Lee P. McMuster                    21,000         1.8%     $45.625    12/3/06   $74.318  $  602,553    $118.339    $1,526,994
Corporate Vice-President/
General Manager -
Ethylene Oxide/Glycol

Joseph C. Soviero                  21,000         1.8%     $45.625    12/3/06   $74.318  $  602,553    $118.339    $1,526,994
Corporate Vice-President,
Ventures & Purchasing

Roger B. Staub                     21,000         1.8%     $45.625    12/3/06   $74.318  $  602,553    $118.339    $1,526,994
Corporate Vice-President/
General Manager -
Unipol Systems

John K. Wulff                      14,000         1.2%     $45.625    12/3/06   $74.318  $  401,702    $118.339    $1,017,996
Corporate Vice-President,
CFO and Controller

Gain of All Recipients of
1996 Stock Options as %               ---         ---          ---        ---   $74.318      0.9%/(2)/ $118.339         0.9%/(2)/
of All Shareholders Gain
---------------------------------------------------------------------------------------------------------------------------------

(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by SEC rule and are not intended as a forecast of possible future appreciation in stock prices.

(2) Assumes that the number of shares of common stock outstanding at December 31, 1996 is the same number outstanding at the relevant future date.

Note: Stock Options are generally exercisable two years from the date of grant. In the event of a Change of Control of the Corporation, all outstanding stock options become immediately exercisable. Options also become immediately exercisable upon the death of the participant. Refer to Change in Control discussion on page 25 for further provisions regarding Change in Control.

Stock Options/SARs Exercised in 1996 and Stock Option/SAR Values at 12/31/96
----------------------------------------------------------------------------

                                                                           Number of Securities
                                                                          Underlying Unexercised         Value of Unexercised
                                                                               Options/SARs            In-the-Money Options/SARs
                                           Shares                            Held at 12/31/96             Held at 12/31/96(1)
                                          Acquired         Value        --------------------------     --------------------------
Name                                     on Exercise      Realized      Exercisable  Unexercisable     Exercisable  Unexercisable
------------------------------------     -----------      --------      -----------  -------------     -----------  -------------
William H. Joyce
Chairman, President and Chief
 Executive Officer                           -0-             -0-          416,000       241,000         $9,187,067     $55,500

Joseph E. Geoghan
Vice-President, General Counsel
 and Secretary                              60,000       $2,108,940       206,000        56,000         $4,224,350     $15,000

Lee P. McMaster
Corporate Vice-President/
General Manager - Ethylene
 Oxide/Glycol                                -0-             -0-          127,400        46,000         $2,695,509     $12,500

Joseph C. Soviero
Corporate Vice-President,
Ventures & Purchasing                       78,000       $2,678,117       109,000        46,000         $2,090,250     $12,500

Roger B. Staub
Corporate Vice-President/General
Manager - Unipol Systems                     7,000       $  235,088       186,800        46,000         $4,561,867     $12,500

John K. Wulff
Corporate Vice-President,
CFO and Controller                           -0-             -0-          127,000        29,000         $2,901,604     $ 7,500
------------------------------------------------------------------------------------------------------------------------------------

(1) Based on a closing price of $40.875 per share on December 31, 1996 as reported on NYSE-Composite Transactions. No stock appreciation rights
     (SARs) were exercised during 1996 and none are outstanding.
     Messrs. Geoghan, McMaster, Soviero, Staub, Wulff and Dr. Joyce may also receive income from the exercise of certain options to purchase the stock of Praxair, Inc. which were granted in connection with the spinoff of Praxair, Inc. to the Corporation's stockholders on June 30, 1992. On that date, each holder of UCC options received an equal number of Praxair options and the exercise prices of the UCC options were reduced. Immediately after the spinoff, the combined exercise prices of the UCC options and Praxair options equaled the exercise prices of the UCC options prior to the spinoff. In 1996, the amount of income received by Messrs. Geoghan, Soviero, Staub, Wulff and Dr. Joyce as a result of the exercise of Praxair options was $607,038, $2,558,168, $288,378, $608,949 and $325,533,
     respectively.


Retirement Program
------------------------------------------------------------------------------------------------------------------------------------


     Average Final                                      Estimated Annual Retirement Benefits at Age 65
     Compensation                                               for Years of Service Indicated
       Used for
     Calculating                ----------------------------------------------------------------------------------------------------
Retirement Benefits(1)            15 Yrs.         20 Yrs.         25 Yrs.   30 Yrs.      35 Yrs.     40 Yrs.     45 Yrs.
------------------------------------------------------------------------------------------------------------------------------------

     $  100,000                  $ 22,500        $ 30,000        $ 37,500  $   45,000  $   52,500  $   60,000  $   67,500
        150,000                    33,750          45,000          56,250      67,500      78,750      90,000     101,250
        250,000                    56,250          75,000          93,750     112,500     131,250     150,000     168,750
        500,000                   112,500         150,000         187,500     225,000     262,500     300,000     337,500
        750,000                   168,750         225,000         281,250     337,500     393,750     450,000     506,250
      1,000,000                   225,000         300,000         375,000     450,000     525,000     600,000     675,000
      1,500,000                   337,500         450,000         562,500     675,000     787,500     900,000   1,012,500
      2,000,000                   450,000         600,000         750,000     900,000   1,050,000   1,200,000   1,350,000
      2,500,000                   562,500         750,000         937,500   1,125,000   1,312,500   1,500,000   1,687,500
------------------------------------------------------------------------------------------------------------------------------------


(1) The compensation covered by the Retirement Program includes base salary, annual variable compensation and eligible profit sharing. Benefits are determined by average final compensation, are computed on a straight-life annuity basis, and are subject to an offset for Social Security. The table reflects the combination of qualified and nonqualified pension benefits. As of December 31, 1996, William H. Joyce, age 61 was credited with 39 years; Joseph E. Geoghan, age 59, 39 years; Lee P. McMaster, age 54, 24 years; Joseph C. Soviero, age 58, 31 years; Roger B. Staub, age 62, 40 years and John K. Wulff, age 48, 9 years.

Security Ownership of Management

   At February 1, 1997, all directors and officers as a group (20 persons) beneficially owned 3,145,296 shares (2.06%) of the Corporation's common stock. As required by SEC rule, the number of shares of common stock beneficially owned includes shares as to which a right to acquire ownership exists, such as through the exercise of employee stock options and conversion of convertible securities.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Shares          Title of
Name                         Position                           Beneficially Owned/(l)/     Class
-------------------------------------------------------------------------------------------------------------------------------

W. H. Joyce                  Director,Chairman,President and         218,863/(2)/           Common Stock
                             Chief Executive Officer                   3,453                ESOP Convertible Preferred Stock
                                                                       9,424                Restricted Stock
                                                                      34,634                Deferral Plan Stock/(3)/
                                                                     416,000                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     682,374                Total

J. E. Geoghan                Director, Vice-President,                23,278                Common Stock
                             General Counsel and Secretary             3,391                ESOP Convertible Preferred Stock
                                                                       4,137                Restricted Stock
                                                                     206,000                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     236,806                Total

L. P. McMaster               Corporate Vice-President,                 5,852                Common Stock
                             General Manager -                         2,597                ESOP Convertible Preferred Stock
                             Ethylene Oxide/Glycol                     3,083                Restricted Stock
                                                                       4,688                Deferral Plan Stock/(3)/
                                                                     127,400                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     143,620                Total

J. C. Soviero                Corporate Vice-President,                10,935                Common Stock
                             Ventures and Purchasing                   3,358                ESOP Convertible Preferred Stock
                                                                       3,296                Restricted Stock
                                                                     109,000                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     126,589                Total

Roger B. Staub               Corporate Vice-President                 25,647                Common Stock
                             General Manager - Unipol Systems          3,250                ESOP Convertible Preferred Stock
                                                                       3,589                Restricted Stock
                                                                       8,179                Deferral Plan Stock/(3)/
                                                                     180,500                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     221,165                Total

J. K. Wulff                  Corporate Vice-President,                44,234                Common Stock
                             Chief Financial Officer and Controller    3,297                ESOP Convertible Preferred Stock
                                                                       2,957                Restricted Stock
                                                                       7,586                Deferral Plan Stock/(3)/
                                                                     127,000                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                     185,074                Total

J. J. Creedon                Director                                 13,412                Common Stock
C. F. Fetterolf              Director                                  4,608                Common Stock
T. P. Gerrity                Director                                  1,000                Common Stock
R. E. Gut                    Director                                  5,000                Common Stock
V. E. Jordan, Jr.            Director                                  3,974                Common Stock
R. D. Kennedy                Director                                250,057/(4)/           Common Stock
                                                                       8,146                Restricted Stock
                                                                     750,000                Exercisable Stock Options
                                                                     -------                -----------------------------------
                                                                   1,008,203                Total

R. L. Kuehn, Jr.             Director                                  6,096                Common Stock
R. L. Ridgway                Director                                  2,984                Common Stock
J. M. Ringler                Director                                    479                Common Stock
W. S. Sneath                 Director                                 17,865/(5)/           Common Stock
All Officers and                                                     728,593                Common Stock
Directors (20 persons)                                                30,260                ESOP Convertible Preferred Stock
                                                                      41,198                Restricted Stock
                                                                      62,295                Deferral Plan Stock/(3)/
                                                                   2,282,950                Exercisable Stock Options
                                                                   ---------                -----------------------------------
                                                                   3,145,296                Total
-------------------------------------------------------------------------------------------------------------------------------

(1) Except as noted in the footnotes below, the beneficial owners of the shares shown above had sole voting power and sole investment power with respect to the shares of common stock and shared voting power and shared investment power with respect to the shares of ESOP Stock.
(2) The shares of common stock listed as beneficially owned by Dr. Joyce include 2,000 shares that are owned by his children as to which beneficial ownership is disclaimed.
(3) Deferral Plan Stock represents units based on the price of the Corporation's common stock into which deferred compensation has been allocated pursuant to the Compensation Deferral Plan. There are no voting rights with respect to Deferral Plan Stock. The value of the units of Deferral Plan Stock varies with the price of the Corporation's common stock and, at the time of payout, the units are payable in common stock of the Corporation.
(4) The shares of common stock listed as beneficially owned by Mr. Kennedy include 50,000 shares that are held by The Arnold F. Baggins Foundation in which Mr. and Mrs. Kennedy have shared investment and voting power and disclaim beneficial ownership.
(5) The shares of common stock listed as beneficially owned by Mr. Sneath include 873 shares that are owned by his spouse as to which beneficial ownership is disclaimed.

Section 16(a) Beneficial Ownership Reporting Compliance

     During 1996, two section 16(a) reports were filed late. The report covering the purchase of 500 shares of common stock of the Corporation by Mr. C. Fred Fetterolf on January 25, 1996 was filed February 29, 1996. The report of the election of Mr. James M. Ringler as a director of the Corporation effective December 3, 1996 was filed on January 10, 1997. The grant of 479 shares of common stock of the Corporation to Mr. Ringler under the Stock Compensation Plan for Non-Employee Directors was filed on time.


Security Ownership of Certain Beneficial Owners

                                                     Number of Shares           Title of               Percent of
Name and Address                                     Beneficially Owned         Class                  Class
-----------------------------------------------------------------------------------------------------------------
J.P. Morgan & Co. Incorporated
60 Wall Street
New York, New York 10260                                9,256,993(1)            Common Stock                7.32%

FMR Corp.
82 Devonshire Street
Boston, Massachusetts 02109                            16,911,590(2)            Common Stock               13.35%

State Street Bank and Trust Company
  as Trustee of the Union Carbide Corporation          16,027,417(3)            ESOP Convertible          100.00%
  Employee Stock Ownership Plan                                                   Preferred Stock
200 Newport Avenue                                      1,469,664(3)            Common Stock                1.16%
Quincy, Massachusetts 02171
-----------------------------------------------------------------------------------------------------------------

(1) In a Schedule 13G dated February 15, 1997, J.P. Morgan & Co. Incorporated stated that it beneficially owned 9,256,993 shares of the common stock of the Corporation at December 31, 1996. As to such shares, J.P. Morgan & Co. Incorporated has sole voting power for 5,586,973 shares, shared voting power for 110,810 shares, sole investment power for 8,975,364 shares, and shared investment power for 185,829 shares.

(2) In a Schedule 13G dated February 14, 1997, FMR Corp. stated that it beneficially owned 16,911,590 shares of the common stock of the Corporation at December 31, 1996. As to such shares, FMR Corp. has sole voting power for 622,361 shares and sole investment power for 16,911,590 shares.

(3) As of December 31, 1996, the ESOP Trustee held 16,027,417 shares of ESOP Stock representing 100% of that class of stock. Each such share has the same voting rights as, and is convertible into, one share of common stock. As of that date, the ESOP Stock represents 11.2% of the total of common stock and ESOP Stock outstanding. The Trustee has shared voting power and shared investment power with respect to the ESOP Stock. The shares shown above include the ESOP Stock shown in the preceding table. In a Schedule 13G dated February 10, 1997, State Street Bank and Trust Company stated that as of December 31, 1996, in its capacity as trustee for various collective investment funds, index accounts and personal trusts, it also beneficially owned 1,469,664 shares (1.2%) of the Corporation's common stock. As to such shares, State Street Bank and Trust Company has sole voting power for 1,027,010 shares, shared voting power for 3,831 shares, sole investment power for 1,458,058 shares and shared investment power for 11,606 shares.

Change in Control Arrangements

     The Corporation has severance compensation agreements with the officers named in the Summary Compensation Table and certain other officers and employees. If a Change in Control of the Corporation, as defined in the severance compensation agreements occurs, and one or more of the following events occurs within a period of up to 24 months thereafter, an executive may resign and receive a lump sum payment and other benefits. The events include:
(1) a change or diminution of the executive's responsibilities or compensation;
(2) relocation; (3) discontinuance of compensation plans in which the executive participated; (4) reduction of life insurance, medical, health and accident, disability and certain other benefits for the executive; (5) failure by a successor corporation to assume the severance compensation agreement; and (6) termination of the executive's employment contrary to the terms of the severance compensation agreement.

     If an executive resigns because of one of the foregoing after a Change in Control, the executive will receive: (1) a lump sum severance payment equal to
2.99 times the executive's average annual compensation (including base salary, variable compensation, profit sharing, ordinary income from stock option exercises and other "fringe" compensation, which amounts may differ from amounts shown in the Summary Compensation Table), for the five calendar years preceding the Change in Control; and (2) enhanced life, disability, accident and health insurance and enhanced pension benefits. Payments will be made by the Corporation or through a grantor trust adopted by the Corporation.

     The severance compensation agreements terminate if the executive's employment by the Corporation is terminated by the executive or the Corporation prior to a Change in Control. In addition, the Corporation may terminate the agreement at any time prior to a Change in Control with five days prior written notice.

     In the event of a Change in Control of the Corporation, all outstanding stock options become exercisable.

     A "Change in Control" for these purposes means the occurrence of any of the following events: (i) a change in control for purposes of SEC Form 8-K; (ii) a consolidation or merger where the Corporation is not the surviving company or where the Corporation's common stock is converted, other than a merger in which shareholders retain the same proportion of ownership; (iii) a sale or other transfer of all or substantially all of the Corporation's assets; (iv) acquisition by a person or group of more than 20% of the Corporation's outstanding voting stock, except as approved by the Board of Directors; (v) acquisition by a person or group of the right to vote more than 20% of the Corporation's outstanding voting stock for (a) the election of directors; (b) a merger or consolidation of the Corporation; or (c) any other matter, except as approved by the Board of Directors; or (vi) in a 24 consecutive month period, present directors and/or new directors approved by at least two-thirds of the directors, cease to constitute a majority of the Board of Directors.

2. Management Proposal to Ratify KPMG Peat Marwick LLP as Independent Auditors for 1997

     The Board of Directors, on the recommendation of the Audit Committee, has selected the firm of KPMG Peat Marwick LLP as independent auditors to examine the financial statements of the Corporation and its consolidated subsidiaries for the year 1997.

     KPMG Peat Marwick LLP is a member of the SEC Practice Section of the American Institute of Certified Public Accountants and has submitted a copy of each of their peer review results to date. The peer review consists of a review and evaluation of the quality of a firm's accounting and auditing services by partners and managers from another CPA firm or from several CPA firms.

     KPMG Peat Marwick LLP and its predecessor firms have been serving the Corporation in the capacity of independent auditors for many years. KPMG Peat Marwick LLP states that no partner or professional employee of that firm has any direct financial interest or any material indirect financial interest in the Corporation or in any of its subsidiaries.

     Accordingly, the following resolution will be offered at the meeting:

     RESOLVED: That the selection by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of this Corporation and its consolidated subsidiaries for the year 1997 is ratified.

The Board of Directors Recommends a Vote FOR this Proposal.

     Representatives of KPMG Peat Marwick LLP will be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from stockholders.

3. Management Proposal to Adopt the 1997 Union Carbide Long-Term Incentive Plan

   The Board of Directors strongly urges shareholders to adopt the 1997 Union Carbide Long-Term Incentive Plan (the "Plan"). As the Corporation operates in an increasingly competitive global business environment, the Corporation's financial success depends more than ever on its ability to attract, retain and motivate key employees of outstanding competence. Compensation programs must therefore compare favorably with those of major competitors. They should also provide real incentive for promoting the profitable growth of the Corporation. The Board is convinced that only by tying a significant portion of compensation to an increase in stock price can the Corporation and its shareholders be assured of employing and retaining a cadre of superior senior managers who are dedicated to increasing the value of the Corporation.

   Therefore, based on the recommendation of the Compensation and Management Development Committee of the Board of Directors (the "Committee"), the Board of Directors believes that the Corporation should adopt the 1997 Union Carbide Long-Term Incentive Plan (the "Plan"). The Corporation's former Long-Term Incentive Plan for key employees ("the 1994 Plan") previously approved by stockholders will expire following the Corporation's annual meeting of shareholders in 1997. After that date, no further awards may be made under the 1994 Plan. Awards currently outstanding under the 1994 Plan, however, would not be affected. If the Plan is approved by stockholders, it will become effective upon such approval. The Plan is substantially similar to the 1994 Plan, with the major differences being provisions for share withholding to pay the option prices and/or satisfy tax obligations; elimination of stock appreciation rights;
 transferability of options to family members if specifically authorized for a given grant, a restriction in the dilution of shareholders' equity to 2,000,000 shares by providing that the Corporation reacquire up to an additional 4,000,000 shares of the Corporation's common stock if additional shares are needed above the 2,000,000 authorized for grant under the Plan, and a lower limit on the number of shares which may be granted under the Plan. Each of these provisions is described more fully below and in the full text of the Plan set forth in Appendix A.

   Under the Plan, the number of shares of common stock of the Corporation (the "Shares") granted or subject to options may not exceed 2,000,000 and no participant may be granted, in the aggregate, awards which would result in the employee receiving more than 15% of the maximum number of shares available for award under the Plan.

   If the Corporation (i) reacquires Shares (including, but not limited to, repurchases on the open market or in private transactions), (ii) withholds Shares in connection with the exercise of an option, or (iii) withholds Shares as a result of the exercise of an option or a similar provision under another incentive or stock option plan of the Corporation to meet applicable tax withholding requirements, then additional Shares may be optioned or granted under the Plan equal to the number of Shares so reacquired or withheld, except that no more than 4,000,000 additional Shares may be optioned or granted.

   The Plan will be administered by the Committee, which is composed entirely of non-employee directors. The Committee, in its discretion, may select the individuals to receive grants of any or all of the following types of awards:
(1) stock option awards, including incentive stock options, (2) exercise payment rights, (3) grants of stock, including Restricted Stock (as defined in the Plan) and, (4) performance awards. The Committee will authorize awards to eligible participants, specify the terms and conditions of such awards, interpret the Plan, establish administrative regulations and take any other action necessary to the proper operation of the Plan. The Committee may delegate to the Chief Executive Officer of the Corporation the right to allocate awards among employees who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended.

   Employees of the Corporation and its subsidiaries and affiliates serving in a managerial, administrative, or professional position, who are selected by the Committee, are eligible to participate in the Plan. Approximately 535 employees would be eligible participants under the Plan for all types of awards. In addition, approximately 1,400 other employees would be eligible to receive grants of Restricted Stock as described below. No award may be granted under the Plan subsequent to the date of the meeting of shareholders of the Corporation in 2002 at which Directors are to be elected.

   The Board of Directors may amend the Plan, but may not increase the maximum number of Shares authorized to be optioned or granted under the Plan without stockholder approval.

Stock Option Awards

   The Committee will determine with respect to each stock option award whether the participant is to receive an incentive stock option (ISO) or a nonqualified stock option (NSO). The option price would not be less than the closing price of the Shares as listed on the New York Stock Exchange-Composite Transactions on the date the grant is authorized. On February 28, 1997, the closing price of the Shares was $47.250 per share. The option term may not be longer than 10 years duration and options are exercisable only after the earliest of (i) the time determined by the Committee (in no event less than one year following the date of grant), (ii) the participant's death, or (iii) a Change in Control of the Corporation (as defined in the Plan).

   An option may be exercised after termination of employment only as follows:
(i) if the termination resulted from a participant's death, disability or retirement with the right to receive a non-actuarially reduced pension ("Retirement"); (ii) during the three-year period commencing on the date of a participant's termination of employment by the Corporation other than for cause;
(iii) during a three-year period commencing on the date of a participant's termination of employment by the Corporation or the participant after a Change in Control of the Corporation (as defined in the Plan) unless such termination is for cause, or (iv) if the Committee decides that it is in the best interests of the Corporation to allow exercise of an option following a participant's termination of employment. In no event may an option be exercised after the expiration date of the option. Payment for such Shares must be (i) in cash, (ii) in Shares owned by the participant prior to exercising the option, (iii) by having the Corporation withhold a number of Shares from the exercise or (iv) in a combination of cash and Shares owned prior to the exercise or cash and the withholding of Shares from the exercise.

   The Committee may, in its discretion, grant to holders of stock options the right to receive with respect to each Share covered by an option "dividend payments" of amounts equal to the regular cash dividend paid to holders of the Corporation's common stock during the period that the option is outstanding.

   Except as provided below, an option by its terms shall not be transferable by a participant other than by will or the laws of descent and distribution, and, during the participant's lifetime, will be exercisable only by the participant.

   The Committee may grant a nonqualified stock option which, by its terms, may permit the participant to transfer the option to (i) his or her spouse, children or grandchildren ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Any transfer shall be subject to the following:
(A) there may be no consideration for any such transfer; (B) the Committee must approve the stock option agreement pursuant to which such options are granted, and must expressly provide for transferability; and (C) subsequent transfers of a transferred option shall be prohibited except those made by will or the laws of descent and distribution. Following a transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of death, disability, Retirement and termination of employment shall continue to be applied with respect to the original participant, following which the options shall be exercisable by the transferee only to the extent to which the participant would otherwise have been able to exercise the option had the transfer not occurred.

Exercise Payments

   The Committee may award participants holding stock options the right to receive exercise payments when they exercise a stock option while an active employee of the Corporation. The amount of the exercise payment will be determined by the Committee in its discretion. Such amount will be reduced by the aggregate total which may have been received as dividend payments with respect to the stock option being exercised during the period that such option was outstanding. At the discretion of the Committee, the exercise payments may be made in cash, common stock, restricted stock or a combination thereof. In the case of the participant's death, any exercise payments awarded to the participant will be paid if the stock options are exercised within nine months after a participant's death, but before the expiration of the term of the stock option. In the case of a participant's Retirement, any exercise payments awarded to the participant will be paid if the stock options are exercised within the later of (i) three months after Retirement or (ii) three months after such options become exercisable, but before the expiration of the term of the stock option.

   No rights to receive exercise payments were awarded under the prior Plan.

Restricted Stock

   The Committee, in its discretion, may make a grant of stock or Restricted Stock to a participant on such terms as the Committee shall determine and make a cash payment to a participant granted stock or Restricted Stock to allow the participant to satisfy tax obligations arising out of receipt of the stock or Restricted Stock. The participant shall have, with respect to Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the Shares and the right to receive any dividends, unless the Committee shall otherwise determine. Not more than 20% of the shares available for grant under the Plan (this includes 20% of additional shares available to the extent the Corporation reacquires or withholds its shares as discussed above) can be issued as Restricted Stock.

Performance Awards

   Performance awards shall entitle the Participant to receive an award if previously established measures of performance are met. Performance awards may be paid in common stock, cash or any other form of property as the Committee shall determine.

U.S. Federal Income Tax Consequences

   Under the present Internal Revenue Service Regulations, the federal income tax consequences of awards granted under the Plan are summarized as follows:

   The grant of a stock option will create no tax consequences for the participant or the Corporation. The participant will have no taxable income upon exercising an ISO (except the alternative minimum tax may apply), and the Corporation will not receive a deduction when an ISO is exercised. If the participant does not dispose of the shares acquired on exercise of an ISO within the two-year period beginning on the day after the grant of the ISO or within one year after the transfer of the shares to the participant, the gain or loss on a subsequent sale will be a capital gain or loss. If the participant disposes of the shares within the two-year or one-year period described above, the participant generally will realize ordinary income and the Corporation will be entitled to a corresponding deduction. Upon exercising a nonqualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. The Corporation will receive a deduction for the same amount.

   With respect to other awards granted under the Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received. With respect to other awards granted under the Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received at the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Corporation will receive a deduction for the amount recognized as income by the participant subject to the provisions of the Omnibus Budget Reconciliation Act of 1993 which provides for a possible denial of a tax deduction to the Corporation on compensation for any executive officer listed in the Summary Compensation Table in excess of $1,000,000.

   In order to enable the Corporation to meet any applicable federal withholding tax requirements arising as a result of the exercise of an option, a participant shall (i) pay the Corporation the amount of tax to be withheld, (ii) elect to satisfy such obligation by having the Corporation withhold Shares that otherwise would be delivered to the participant pursuant to the exercise of the option for which tax is being withheld, (iii) deliver to the Corporation Shares owned by the participant prior to exercising the option, or (iv) make a payment to the Corporation consisting of a combination of cash and such Shares. The Administrator shall have the right to determine the method of payment by the participant.

   The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of an option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Corporation upon the disposition of shares acquired under the Plan except that the Corporation may receive a deduction in the case of disposition of shares acquired under an incentive stock option before the applicable incentive stock holding period has been satisfied.

   The tax consequences for recipients who are non-U.S. citizens living outside the United States can vary by location.

   If the 1997 Long Term Incentive Plan had been in effect during 1996, the number of stock options granted to the executive officers would have been the amounts shown in the Table for Stock Options / SARs Granted -- 1996 on page 21.

Resolution

   Accordingly, the following resolution will be offered at the meeting:

   RESOLVED: That the 1997 Union Carbide Long-Term Incentive Plan as presented in the Proxy Statement for this meeting is hereby approved and authorized.

The Board of Directors Recommends a Vote FOR this Proposal.

4. Management Proposal to Adopt the 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation

   The Board of Directors (the "Board") believes that making a part of the compensation of non-employee directors dependent upon an increase in the value of the common stock of the Corporation is in the best interest of the Corporation and its stockholders as it more closely aligns the directors' interests with the interests of the stockholders. It is also intended to assist the Corporation in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute to the long-term growth and profitability of the Corporation. To accomplish these goals, based on the recommendation of the Nominating Committee of the Board (the "Committee"), and taking into consideration the practices of the leading companies with regard to directors' compensation, the Board recommends the adoption of the 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation (the "Plan"). Only non-employee directors are eligible to participate in the Plan.

   The stockholders approved Stock Compensation Plans for Non-Employee Directors of Union Carbide Corporation in 1987 and 1992. The 1992 Plan expired January 1, 1997. As a result, no further awards may be made under the 1992 Plan. Awards currently outstanding under the 1992 Plan, however, are not affected by the expiration of the 1992 Plan.

   The Plan is different from the 1992 Plan in that instead of being paid part of their compensation in shares of stock, a director will receive an option to buy stock of the Corporation at a later date. In addition, the Plan provides for share withholding to satisfy option prices and/or tax obligations and for the transferability of options to family members if specifically authorized for a given grant. Each of these provisions is described more fully below and in the full text of the Plan set forth in Appendix B.

   In consideration of their services, the Plan provides for awards to non-employee directors of options to purchase shares of the Corporation's common stock (the "Shares"). Under the Plan, the number of Shares subject to options may not exceed 200,000.

   The Plan will be administered by the Board or a committee of the Board or subcommittee thereof designated by the Board (the Board, committee or subcommittee so designated shall be referred to herein as the "Administrator"). The Administrator shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; however, the Administrator shall have no discretion with respect to the eligibility or selection of non-employee directors to receive options under the Plan. The Administrator may amend the Plan, but may not increase the maximum number of Shares authorized to be granted under the Plan without stockholder approval.

   All active members of the Board who are not, as of the date of any option grant, employees of the Corporation or any of its subsidiaries or affiliates are eligible to participate in the Plan. Ten non-employee directors are currently eligible to participate in the Plan. No award may be granted under the Plan subsequent to the date of the meeting of the shareholders of the Corporation in 2002 at which directors are to be elected.

Stock Option Awards

   The Committee may award to each participant non-qualified stock options. The option price will not be less than the closing price of the Shares as listed on the New York Stock Exchange-Composite Transactions on the date the option is authorized. On February 28, 1997, the closing price of the Shares was $47.250 per share. The option term may not be longer than 10 years duration and options are exercisable only after the earliest of (i) the second anniversary of its date of grant, (ii) the participant's death, or (iii) a Change in Control of the Corporation (as defined in the Plan).

   In the event of the termination of service on the Board by a director due to the participant's voluntary resignation, disability, retirement or as a result of not being reelected at an Annual Meeting of Shareholders, the then outstanding options shall be exercisable on their stated exercisable dates and shall expire on their stated expiration date. In the event of the participant's death, the then outstanding options of the participant shall become immediate-ly exercisable, and shall be exercisable by the participant's beneficiary at any time until the expiration date of the option. In the case of removal for cause, the then outstanding options of the participant shall be exercisable only to the extent that they were exercisable on the date of such removal and shall expire six months after such removal or on their stated expiration date, whichever occurs first. Options that are not exercisable on the date of such removal shall be forfeited. In no event may an option be exercised after the expiration date of the option.

   Payment for such Shares must be (i) in cash, (ii) in common stock of the Corporation owned by the participant prior to exercising the option, (iii) by having the Corporation withhold a number of shares from the exercise or (iv) in a combination of cash and common stock owned prior to the exercise or withheld from the exercise.

   Except as provided below, an option by its terms shall not be transferable by a participant other than by will or the laws of descent and distribution, and, during the participant's lifetime, will be exercisable only by the participant.

   The Committee may grant a nonqualified stock option which, by its terms, may permit the participant to transfer the option to (i) his or her spouse, children or grandchildren ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Any transfer shall be subject to the following:
(A) there may be no consideration for any such transfer; (B) the Committee must approve the stock option agreement pursuant to which such options are granted, and must expressly provide for transferability; and (C) subsequent transfers of a transferred option shall be prohibited except those made by will or the laws of descent and distribution. Following a transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of death, disability, retirement and termination of service shall continue to be applied with respect to the original participant, following which the options shall be exercisable by the transferee only to the extent to which the participant would otherwise have been able to exercise the option had the transfer not occurred.

U.S. Federal Income Tax Consequences

   Under the present Internal Revenue Service Regulations, the federal income tax consequences of awards granted under the Plan are summarized as follows:

   The grant of a stock option will create no tax consequences for the participant or the Corporation. Upon exercising a nonqualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. The Corporation will receive a deduction for the amount recognized as income by the participant.

   In order to enable the Corporation to meet any applicable federal withholding tax requirements arising as a result of the exercise of a stock option, a participant shall (i) pay the Corporation the amount of tax to be withheld, (ii) elect to satisfy such obligation by having the Corporation withhold shares that otherwise would be delivered to the participant pursuant to the exercise of the option for which tax is being withheld, (iii) deliver to the Corporation shares of the Corporation's common stock owned by the participant prior to exercising the option, or (iv) make a payment to the Corporation consisting of a combination of cash and such shares of common stock. The Administrator shall have the right to determine the method of payment by the participant.

   The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held.

Resolution

   Accordingly, the following resolution will be offered at the meeting:

   "RESOLVED, that the 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation as presented in the Proxy Statement for the meeting is hereby approved and authorized."

          The Board of Directors Recommends a Vote FOR this Proposal.

5. Other Business

        As of the date of delivery of the text of this Proxy Statement to the printer, management knew of no other business that will be presented for action at the meeting. In the event that any other business should come before the meeting, including proposals excluded from the Proxy Statement pursuant to SEC rule 14a-8, it is the intention of the proxyholders named in the proxy card to take such action as shall be in accordance with their best judgment.

Stockholder Proposals for 1998 Annual Meeting

        Certain matters are required to be considered at the annual meeting of stockholders, such as the election of directors. From time to time, the Board of Directors may wish to submit to the stockholders other matters for consideration, such as the ratification of the selection of auditors, management proposals regarding new incentive programs, and most changes in the Certificate of Incorporation. Additionally, stockholders may be asked to consider and take action on proposals submitted by stockholders who are not members of management that cover matters deemed proper under regulations of the Securities and Exchange Commission and applicable state laws.

        Stockholders' eligibility to submit proposals for inclusion in the Corporation's Proxy Statement, proper subjects for such proposals and the form of stockholder proposals are regulated by Rule 14a-8 under Section 14(a) of the Securities Exchange Act of 1934. Each proposal submitted should be sent to the Secretary of the Corporation, 39 Old Ridgebury Road, Danbury, CT 06817-0001. The stockholder or his or her representative must appear in person at the annual meeting and must present the proposal, unless he or she can show good cause for not doing so.

        Stockholder proposals for inclusion in the 1998 proxy statement must be received at the Corporation's principal executive office on or before November 12, 1997. The Corporation plans to hold the 1998 annual meeting in Danbury, Connecticut on April 22, 1998.

        Management carefully considers all proposals and suggestions from stockholders. When adoption of a suggestion or proposal is clearly in the best interests of the Corporation and the stockholders generally, and does not require stockholder approval, it is usually adopted by the Board, if appropriate, rather than being included in the proxy statement.

        In December, 1996 the Corporation's by-laws were amended to require stockholders, who intend to propose the nominations of persons for election as directors or other business to be considered by stockholders at the annual meeting (other than stockholder proposals included in the Proxy Statement pursuant to Rule 14a-8), to give written notice to the Secretary of the Corporation at least 90 days but no more than 120 days prior to the anniversary date of the previous years annual meeting. Matters to be raised by a stockholder at the 1998 annual meeting must be submitted on or after December 24, 1997 but no later than January 23, 1998. The written notice must include information relating to a person or persons nominated for director and the person's written consent to be named as nominee and to serve, if elected; a brief description of the business, the reasons for conducting such business and any material interest in such business by the stockholders. The full text of the by-law amendment is set forth in Appendix C.

Proxy Solicitation

        In addition to the solicitation of proxies by mail, officers or other employees of the Corporation, without extra remuneration, may solicit proxies by telephone or personal contact. The Corporation also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will pay such persons for forwarding the material. All costs for the solicitation of proxies by the Board of Directors will be borne by the Corporation. The Corporation has also engaged Morrow & Co., Inc. to assist in solicitating proxies and expects to pay that firm a fee of approximately $12,500 plus expenses for its services.

                                  APPENDIX A

                  1997 UNION CARBIDE LONG-TERM INCENTIVE PLAN

Section 1: Purpose

        The purpose of the 1997 Union Carbide Long-Term Incentive Plan (hereafter referred to as the "Plan") is to

             (a) advance the interests of Union Carbide Corporation (the "Corporation") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long-term growth and profitability of the Corporation;

             (b) assist the Corporation and its subsidiaries and affiliates in attracting, retaining, and motivating highly qualified employees for the successful conduct of their business; and

             (c) make the Corporation's compensation program competitive with those of other major employers.

Section 2: Definitions

       2.1: A "Change in Control of the Corporation" shall be deemed to occur if any of the following circumstances shall occur:

             (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Corporation;

            (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Corporation or for any other matter or question with respect to more than 20% of the then outstanding voting securities of the Corporation;

           (iii) during any period of twenty-four consecutive months, Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

                  For these purposes, "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

           (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

            (v)  there shall be consummated:

                 (x) a reorganization, merger or consolidation of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, following such Business Combination,

                      (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation, as the case may be,

                      (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and

                      (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                 (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, provided, that the divestiture of less than substantially all of the assets of the Corporation in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

                       Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by one or more employee benefit plans maintained by the Corporation.

       2.2: "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

       2.3: "Employee" means all employees of the Corporation or of a subsidiary or affiliate of the Corporation participating in the Plan, including officers of the Corporation, as well as officers of the Corporation who are also directors of the Corporation. However, an individual who is a member of the Committee shall not be an "employee" for purposes of this Plan.

       2.4: "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       2.5: "Exercise Payment" is a payment upon the exercise of a stock option of an amount determined by the Committee in its discretion, which amount shall not be greater than 60% of the excess of the Market Price over the option price of the stock acquired upon the exercise of the option.

       2.6: "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with
Section 422 of the Code.

       2.7: "Market Price" is the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange - Composite Transactions on the date the option is exercised (or on the next preceding day such stock was traded on a stock exchange included in the New York Stock Exchange - Composite Transactions if it was not traded on any such exchange on the date the option is exercised).

       2.8: "Nonqualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

       2.9: "Retirement" shall mean retirement from employment by the Corporation or a subsidiary or affiliate with the right to receive immediately a non-actuarially reduced pension under the Corporation's Retirement Program.

       2.10: "Restricted Stock" means stock of the Corporation subject to restrictions on the transfer of such stock, conditions of forfeitability of such stock, or any other limitations or restrictions as determined by the Committee.

Section 3: Participation

        The Participants in the Plan ("Participants") shall be those Employees serving in a managerial, administrative, or professional position who are selected to participate in the Plan by the Committee of the Board of Directors of the Corporation named to administer the Plan pursuant to Section 4.

Section 4: Administration

        The Plan shall be administered and interpreted by a Committee of three or more members of the Board of Directors (hereinafter referred to as the "Committee") appointed by the Board. The Committee shall consist of "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act. All decisions and acts of the Committee shall be final and binding upon all Participants. The Committee shall:

        (i) determine the number and types of awards to be made under the Plan;

       (ii) select the awards to be made to Participants;

      (iii) set the option price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award;

       (iv) delegate to the Chief Executive Officer of the Corporation the right to allocate awards among Employees who are not executive officers or directors of the Corporation within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine;

        (v) establish administrative regulations to further the purpose of the Plan; and

       (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

Section 5: Awards

        Awards under this Plan may be in any of the following forms (or a combination thereof):

        (i) stock option awards;

       (ii) exercise payment rights;

      (iii) grants of stock or Restricted Stock; or

       (iv) performance awards.

Except as otherwise defined herein, "stock" shall mean the common stock, $1.00 par value, of the Corporation. All awards shall be made pursuant to award agreements between the Participant and the Corporation. The agreements shall be in such form as the Committee approves from time to time.

            (a) Maximum Amount Available. The total number of shares of stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 2,000,000 shares; provided, however, that if, during the term of the Plan, the Corporation

        (i) reacquires shares of stock (including, but not limited to, repurchases of shares on the open market or in private transactions),

       (ii) withholds shares in connection with the exercise of an option pursuant to Section 6.4 of this Plan, or

                (iii) withholds shares as a result of the exercise of an option pursuant to Section 6.7 of this Plan, or a similar provision under another incentive or stock option plan of the Corporation, to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of an option, then additional shares of stock may be optioned or granted under this Plan equal to the number of shares so reacquired or withheld, except that no more than 4,000,000 additional shares (for a total of 6,000,000 shares under the Plan) shall be authorized for options or grants under this provision. No Participant may be granted, in the aggregate, awards which would result in the Participant receiving more than 15% of the maximum number of shares available for award under the Plan. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted any shares which have been forfeited and any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been canceled by the Participant or the Corporation.

        (b) Adjustment in the Event of Recapitalization, etc. In the event of any change in the outstanding shares of the Corporation by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards (as defined in Section 6.1) or other awards, both under the Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

Section 6: Stock Options

       6.1: The Corporation may award options to purchase common stock or Restricted Stock of the Corporation (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock Option Award and designate in the grant whether a Participant is to receive an Incentive Stock Option or a Non-Qualified Stock Option.

       6.2: The option price of each share of stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the common stock of the Corporation on the date the award is authorized as reported in the New York Stock Exchange - Composite Transactions. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the option price of each share of stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

       6.3: (a) Except as set forth in subsection (b) below, a stock option by its terms shall not be transferable by the Participant other than by will or the laws of descent and distribution, and, during the Participant's lifetime, will be exercisable only by the Participant. A stock option by its terms also shall be of no more than 10 years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer by its terms shall be of no more than five (5) years' duration. A stock option by its terms shall be exercisable only after the earliest of:

                (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than one year following the date of grant of such award;

                (ii)  the Participant's death; or

                (iii) a Change in Control of the Corporation.

        (b) Notwithstanding the provisions of subsection (a), the terms of a Non-Qualified Stock Option may permit the Participant to transfer the Stock Option to:
                (i) his or her spouse, children or grandchildren (referred to herein as the Participant's "Family Members"),

               (ii) a trust or trusts for the exclusive benefit of such Family Members, or

              (iii) a partnership in which such Family Members are the only partners.

Any transfer pursuant to this subsection (b) shall be subject to the following:

                    (A) there may be no consideration for any such transfer;

                    (B) the stock option agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this subsection (b); and

                    (C) subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with subsection (a) of this Section 6.3.

Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 6.4 hereof, the term "Participant" shall be deemed to refer to the transferee. The events of death, disability, Retirement and termination of employment in the Plan hereof shall continue to be applied with respect to the original Participant, following which the Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in Sections 6.3(a) and (c) hereof.

        (c)  An option is only exercisable by a Participant (or, if subsection
(b) applies, the transferee) while the Participant is in active employment with the Corporation, or its subsidiary, except:

             (i) in the case of a Participant's death, Retirement or disability;

            (ii) during a three-year period commencing on the date of a Participant's termination of employment by the Corporation other than for cause;

           (iii) during a three-year period commencing on the date of termination, by the Participant or the Corporation, of employment after a Change in Control of the Corporation, unless such termination of employment is for cause; or

            (iv) if the Committee decides that it is in the best interest of the Corporation to permit individual exceptions. An option may not be exercised pursuant to this paragraph after the expiration date of the option.

       6.4: An option may be exercised with respect to part or all of the shares subject to the option by giving written notice to the Corporation of the exercise of the option. The option price for the shares for which an option is exercised shall be paid on or within ten business days after the date of exercise. The terms of the stock option may provide that the option price may be paid

             (i) in cash,

            (ii) in whole shares of common stock of the Corporation owned by the Participant prior to exercising the option,

           (iii) by having the Corporation withhold a number of shares from the exercise, equal in value to the option price, or

            (iv) in a combination of cash and delivery of shares, or cash and withholding of shares of common stock.

The value of any share of common stock delivered or withheld in payment of the option price shall be its Market Price on the date the option is exercised.

       6.5: The Committee may, in its discretion, grant to Participants holding stock options the right to receive, with respect to each share covered by an option, payments of amounts equal to the regular cash dividends paid to holders of the Company's common stock during the period that the option is outstanding (such payments are hereinafter referred to as "Dividend Payments").

       6.6: The aggregate fair market value of all shares of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Corporation (or by any subsidiary or parent of the Corporation), shall not exceed $100,000. The fair market value of such shares of stock shall be the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange - Composite Transactions on the date the related stock option is granted (or on the next preceding day such stock was traded on a stock exchange in the New York Stock Exchange - Composite Transactions if it was not traded on any such exchange on the date the related stock option is granted).

       6.7: In order to enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a stock option, a Participant shall pay the Corporation the amount of tax to be withheld or may elect to satisfy such obligation by having the Corporation withhold shares that otherwise would be delivered to the Participant pursuant to the exercise of the option for which the tax is being withheld, by delivering to the Corporation other shares of common stock of the Corporation owned by the Participant prior to exercising the option, or by making a payment to the Corporation consisting of a combination of cash and such shares of common stock. Such an election shall be subject to the following:

             (a) the election shall be made in such manner as may be prescribed by the Committee and the Committee shall have the right, in its discretion, to disapprove such election; and

             (b) the election shall be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable.

The value of any share of common stock to be withheld by the Corporation or delivered to the Corporation pursuant to this Section 6.7 shall be the Market Price on the date to be used to determine the amount of tax to be withheld.

Section 7: Exercise Payments

       7.1: The Committee may, in its discretion, grant to Participants holding stock options the right to receive Exercise Payments relating to such number of shares covered by the Participant's stock options as the Committee determines in its discretion. Exercise Payments shall be reduced by the total amount which may have been received as Dividend Payments pursuant to Section 6.5 with respect to the stock option that is being exercised.

       7.2: At the discretion of the Committee, the Exercise Payment may be made in cash, common stock, Restricted Stock, or a combination thereof. Exercise Payments shall be paid within 20 business days following the exercise of a related stock option; provided, however, that payment may be deferred by the Committee, in its discretion, to such date and under such terms and conditions as the Committee may determine.

       7.3: Exercise Payments shall be paid only upon the exercise of related stock options which are exercised by the Participant while an active Employee; provided, however, that in the case of a Participant's death, Exercise Payments will be paid if the related stock options are exercised within nine months after death, but before the expiration of the stock option's term.

        In the case of a Participant's Retirement, any Exercise Payments awarded to the Participant will be paid if the stock options are exercised within the later of

             (i) three months after Retirement, or

            (ii) three months after such options became exercisable, but before the expiration of the term of the stock option.

Section 8: Grants of Stock

       8.1: The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of stock or Restricted Stock to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the stock or Restricted Stock. Alternatively, the terms of the stock or Restricted Stock grant may allow for the Participant to satisfy tax withholding obligations by delivering whole shares of common stock of the Corporation to the Corporation; the value of any share of common stock delivered in payment of tax withholding obligations shall be its Market Price on the date to be used to determine the amount of tax to be paid.

       8.2: Notwithstanding any provision in this Plan to the contrary, no more than 20% of the maximum number of shares of stock available for award under this Plan shall be granted to Participants as Restricted Stock.

Section 9: Performance Awards

       9.1: The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the common stock, Restricted Stock or other securities of the Corporation ("Performance Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. Performance Awards may be paid in common stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion.

       9.2: The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

       9.3: The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this Section 9 prior to the date on which any applicable restriction or performance period established by the Committee lapses.

Section 10: General Provisions

      10.1: Subject to the provisions of Section 6.3(b), if applicable, any assignment or transfer of any awards without the written consent of the Corporation shall be null and void.

      10.2: Nothing contained herein shall require the Corporation to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

      10.3: Participation in this Plan shall not affect the Corporation's right to discharge a Participant.

      10.4: Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

      10.5: The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

      10.6: Upon a Participant's termination of employment during the period any restrictions are in effect, all Restricted Stock shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Corporation to permit individual exceptions.

Section 11: Amendment, Suspension, or Termination

      11.1: The Board of Directors may suspend, terminate, or amend the Plan, including but not limited to such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of all outstanding shares entitled to vote on the subject at a meeting of stockholders of the Corporation, increase the total number of shares of stock that may be optioned or granted under this Plan.

      11.2: It is intended that grants and awards made under this Plan comply with the requirements of Rule 16b-3 under the Exchange Act. Should the requirements of Rule 16b-3 change, the Board of Directors may amend this Plan or grants hereunder, as necessary, to comply with the requirements of that rule or its successor provision or provisions.

Section 12: Effective Date and Duration of the Plan

        This Plan shall be effective following approval by the stockholders of the Corporation. No award shall be granted under this Plan subsequent to the annual meeting of shareholders of the Corporation in 2002.

                                  APPENDIX B

               1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                         OF UNION CARBIDE CORPORATION

1.      Purposes.

        The 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation (the "Plan") is established to attract, retain and compensate highly qualified individuals who are not employees of Union Carbide Corporation (the "Corporation") for service as members of the Board of Directors of the Corporation ("Non-Employee Directors") and to provide them with an ownership interest in the Corporation's common stock. The Plan will be beneficial to the Corporation and its stockholders by allowing these Non-Employee Directors to have a personal financial stake in the Corporation through an ownership interest in the Corporation's common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Corporation's stock over the long term.

2.      Effective Date.

        The Plan shall be effective following approval of the Plan by the stockholders of the Corporation. Grants of options may be made under the Plan on and after its effective date.

3.     Administration of the Plan.

       The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or a committee of the Board or subcommittee thereof designated by the Board (the Board, committee or subcommittee so designated shall be referred to herein as the "Administrator"). Subject to the provisions of the Plan, the Administrator shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Administrator shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive options under the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Corporation, its stockholders and persons granted options under the Plan. The Chairman of the Board and Chief Executive Officer of the Corporation shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

4.     Participation in the Plan.

       All active members of the Board who are not, as of the date of any option grant, employees of the Corporation or any of its subsidiaries or affiliates shall be eligible to participate in the Plan.

5.     Nonqualified Stock Options.

       Only nonqualified stock options ("options") may be granted under this Plan.

6.     Terms, Conditions and Form of Options.

       (a) Option Grant Dates. The Administrator may award options to purchase common stock to participants in such number and under such terms as the Administrator authorizes. Options to purchase shares of the Corporation's common stock shall be granted on an annual basis to each eligible Non-Employee Director.

       (b) Exercise Price. The exercise price per share of stock for which each option is exercisable shall be not less than the closing price of the Corporation's common stock on the date the option is authorized, as reported on the New York Stock Exchange-Composite Transactions.

       (c) Exercisability and Term of Options. Each option granted under the Plan shall become exercisable on and after the second anniversary of its date of grant, except that in the event of a Change in Control of the Corporation (as deemed herein), the then outstanding options of each holder shall become immediately exercisable on the date the Change in Control has been deemed to have occurred. Each option granted under the Plan shall expire no later than ten years from the date of grant, and shall be subject to earlier termination as hereinafter provided.

       (d) Termination of Service. In the event of the termination of service on the Board by the holder of any option by reason of voluntary resignation, retirement, disability (as defined below) or as a result of not being reelected at an Annual Meeting of Shareholders, the then outstanding options of such holder shall be exercisable on their stated exercisable dates and shall expire on their stated expiration date. In the case of removal for cause, the then outstanding options of such holder shall be exercisable only to the extent that they were exercisable on the date of such removal and shall expire six months after such removal or on their stated expiration date, whichever occurs first. Options that are not exercisable on the date of such removal shall be forfeited. "Disability" as used herein shall mean a participant's total physical or mental inability to perform any work for compensation or profit in any occupation for which the participant is reasonably qualified by reason of training, education or ability, and which inability is adjudged to be permanent, as determined by the Administrator.

       (e) Death. In the event of the death of the holder of any option, each of the then outstanding options of such holder shall become immediately exercisable, and shall be exercisable by the holder's beneficiary at any time until the expiration date of the option. Participants shall designate beneficiaries in accordance with procedures established by the Administrator.

7.     Exercise and Payment.

       (a) Exercise. An option may be exercised by a participant with respect to part or all of the shares subject to the option by giving written notice to the Corporation of the exercise of the option. The option price for the shares for which an option is exercised shall be paid by the participant on or within twenty business days after the date of exercise, and such option price shall be paid

             (i) in cash,

            (ii) in whole shares of common stock of the Corporation owned by the participant prior to exercising the option,

           (iii) by having the Corporation withhold a number of shares from the exercise, equal in value to the option price, or

            (iv) in a combination of cash and delivery of shares of common stock, or cash and the withholding of shares of common stock.

The value of any share of common stock delivered in payment of the option price shall be the mean of the high and low prices of the stock as reported in the New York Stock Exchange - Composite Transactions on the date the option is exercised.

    (b) Payment of Tax Withholding. In order to enable the Corporation to meet any applicable federal, state or local withholding tax requirements arising as a result of the exercise of a stock option, a participant shall pay the Corporation the amount of tax to be withheld or may elect to satisfy such obligation by having the Corporation withhold shares that otherwise would be delivered to the participant pursuant to the exercise of the option for which tax is being withheld, by delivering to the Corporation shares of the Corporation's common stock owned by the participant prior to exercising the option, or by making a payment to the Corporation consisting of a combination of cash and such shares of common stock. Such an election shall be subject to the following:

       (i) the election shall be made in such manner as may be prescribed by the Administrator and the Administrator shall have the right, in its discretion, to disapprove such election; and

      (ii) the election shall be made prior to the date to be used to determine the tax to be withheld and shall be irrevocable.

The value of any share of common stock to be withheld by the Corporation or delivered to the Corporation pursuant to this Section 7(b) shall be the mean of the high and low prices of the stock as reported in the New York Stock Exchange
- Composite Transactions on the date to be used to determine the amount of tax to be withheld.

8.  Shares of Stock Subject to the Plan.

    The shares that may be purchased pursuant to options under the Plan shall not exceed an aggregate of 200,000 shares of Corporation common stock (as adjusted pursuant to Section 9). Any shares subject to an option grant which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

9.  Dilution and Other Adjustment.

    In the event of any change in the outstanding shares of Corporation stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Administrator shall make such equitable adjustments in the exercise price of outstanding options and in the number of shares applicable to options then outstanding and in the number of shares which are available thereafter, both under the Plan as a whole and with respect to individuals, as the Administrator determines are necessary and appropriate. Such adjustment shall be conclusive and binding for all purposes of the Plan.

10. Miscellaneous Provisions.

    (a) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Corporation common stock with respect to option grants hereunder, unless and until certificates for shares of such stock are issued to the participant, or such shares are credited to the participant's Dividend Reinvestment and Stock Purchase Plan Account.

    (b) Assignment or Transfer. Except as set forth below, an option by its terms shall not be transferable by the participant other than by will or the laws of descent and distribution, and, during the participant's lifetime, will be exercisable only by the participant.

        Notwithstanding the foregoing, the terms of the option may permit the participant to transfer the option to

        (i) his or her spouse, children or grandchildren (referred to herein as the participant's "Family Members"),

       (ii) a trust or trusts for the exclusive benefit of such Family Members, or

      (iii) a partnership in which such Family Members are the only partners.

     Any transfer pursuant to this subsection (b) shall be subject to the following:

          (A) there may be no consideration for any such transfer;

          (B) the option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this subsection (b); and

          (C) subsequent transfers of transferred options shall be prohibited except those in accordance with this subsection (b).

     Following the transfer, the transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 7 hereof, the term "participant" shall be deemed to refer to the transferee. The events of death, disability, retirement and termination of service described in Section 6 hereof shall continue to be applied with respect to the original participant, following which the options shall be exercisable by the transferee only to the extent and for the periods specified in Section 6 of the Plan.

     (c) Agreements. All options granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Administrator shall adopt.

     (d) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and not charged to any option or to any Non-Employee Director receiving an option.

11.  Amendment, Termination and Term of the Plan.

     (a) Amendments. The Board may from time to time amend the Plan in whole or in part; provided, that no such action shall adversely affect any rights or obligations with respect to any options theretofore granted under the Plan. With the consent of the Non-Employee Director affected, the Administrator may amend outstanding agreements evidencing options under the Plan in a manner not inconsistent with the terms of the Plan.

     (b) Termination. The Corporation may terminate the Plan (but not any options theretofore granted under the Plan) at any time.

     (c) Term of the Plan. The Plan (but not any options theretofore granted under the Plan) shall terminate on, and no options shall be granted after, the Annual Meeting of Shareholders of the Corporation in 2002.

12.  Governing Law.

     The validity and construction of the Plan and any agreements entered into thereunder shall be governed by the laws of the State of New York.

13.  Change-in-Control.

     A "Change in Control of the Corporation" shall be deemed to occur if any of the following circumstances shall occur:

     (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Act") becomes the "beneficial owner" as defined in Rule 13d-3 under the Act of more than 20% of the then outstanding voting securities of the Corporation;

     (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Act acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Corporation or for any other matter or question with respect to more than 20% of the then outstanding voting securities of the Corporation;

     (iii) during any period of twenty-four consecutive months, Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

      For these purposes, "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors;

     (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation; or

     (v)  there shall be consummated:

          (x) a reorganization, merger or consolidation of all or substantially all of the assets of the Corporation (a "Business Combination"), unless, following such Business Combination,

              (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Common Stock of the Corporation and outstanding voting securities of the Corporation, as the case may be,

              (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and

              (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, provided, that the divestiture of less than substantially all of the assets of the Corporation in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, shall not constitute a Change in Control.

              Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by one or more employee benefit plans maintained by the Corporation.

                                  APPENDIX C

                                BY-LAW AMENDMENT

                                  Article 1.

Section 11.  Notice of Stockholder Business and Nominations.

     (a) Annual Meetings of Stockholders. (i) Nominations of persons for election as directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board or
(C) by any stockholder who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law.

             (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph
(a)(i) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made
(x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

             (iii) Notwithstanding anything in the second sentence of paragraph
(a)(ii) of this By-law, in the event that the number of directors to be elected to the Board is increased and the public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board occurs less than 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to mominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made.

     (b) Special Meetings of Stockholders.

     Nominations of persons for election as directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this By-law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-law and, if any proposed nomination or business is not in compliance with this By-law, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this By-law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(B) of the holders of any series of Preferred Stock to elect directors under the circumstances specified by the terms of such Preferred Stock.

Union Carbide Corporation
39 Old Ridgebury Road, Danbury, CT 06817-0001



To Our Stockholders:

        It is my pleasure to invite you to our annual meeting. This year it will be held on Wednesday, April 23, at 10:00 a.m., in the John C. Creasy Health Education Center, 24 Hospital Avenue, Danbury, Connecticut 06810.

        You will find the formal notice of the annual meeting in the enclosed proxy statement. Please read the statement and when finished, promptly mark, sign, and return the attached proxy card, to insure that your shares will be represented. It is important that you exercise your right to vote, whether or not you plan to attend the meeting.

        We hope that many of you will be able to attend our annual meeting in person. If you plan to do so, please return the enclosed ticket request. We will send your ticket to you promptly together with directions to the meeting.

        We appreciate the continuing interest of stockholders in the business of Union Carbide and I look forward to seeing many of you at the Danbury meeting.

                                                 Sincerely yours,

                                                 /s/ W. H. Joyce
March 12, 1997
                                                 William H. Joyce
                                                 Chairman of the Board


*    Detach Proxy Card here   *


     PROXY SOLICITED BY THE BOARD OF DIRECTORS OF UNION CARBIDE CORPORATION
                       ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 1997



I or we authorize V. E. Jordan Jr., W. H. Joyce, and J. E. Geoghan, and any one or more of them, as proxies, to vote all stock of mine or ours in Union Carbide Corporation on any matters that come before its 1997 Annual Meeting of Stockholders or any adjournment of the meeting. Each proxy may substitute another to act for him. Each item of business listed on the reverse side of this card is described in the Proxy Statement.


The proxies will vote: (1) as you specify on this card, (2) as the Board of Directors recommends where you do not specify a choice, and (3) as the proxies decide on any other matter.

To vote as the Board of Directors recommends, just sign, date and return this card.

--------------------------------------------------------------------------------
Signature(s)


--------------------------------------------------------------------------------
(Please add your title if signing as agent, administrator,
executor, or trustee.)
                                                                          , 1997
--------------------------------------------------------------------------
Date

The Board of Directors Recommends a Vote FOR Management Proposals 1, 2, 3 and 4.

1. Election of Directors
   [_] FOR all Nominees  [_] WITHHELD from all Nominees
   [_] FOR, except for the following Nominee(s)

   -----------------------------------------------

2. Ratification of KPMG Peat Marwick LLP as Independent Auditors
   FOR [_]  AGAINST [_]  ABSTAIN [_]

3. Adoption of 1997 Union Carbide Long-Term Incentive Plan
   FOR [_]  AGAINST [_]  ABSTAIN [_]

4. Adoption of 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation
   FOR [_]  AGAINST [_]  ABSTAIN [_]

Nominees for
Director of
Union Carbide
Corporation

John J. Creedon
C. Fred Fetterolf
Joseph E. Geoghan
Thomas P. Gerrity
Rainer E. Gut
Vernon E. Jordan, Jr.
William H. Joyce
Robert D. Kennedy
Ronald L. Kuehn, Jr.
Rozanne L. Ridgway
James M. Ringler
William S. Sneath

Union Carbide Corporation
39 Old Ridgebury Road, Danbury, CT 06817-0001

To Our Stockholders:

It is my pleasure to invite you to our annual meeting. This year it will be held on Wednesday, April 23, at 10:00 a.m., in the John C. Creasy Health Education Center, 24 Hospital Avenue, Danbury, Connecticut 06810.

You will find the formal notice of the annual meeting in the enclosed proxy statement. Please read the statement and when finished, promptly mark, sign, and return the attached proxy card, to insure that your shares will be represented. It is important that you exercise your right to vote, whether or not you plan to attend the meeting. For your convenience and to reduce costs we have consolidated your holdings except for those shares that you may hold at a banking institution or brokerage house.

We hope that many of you will be able to attend our annual meeting in person. If you plan to do so, please return the enclosed ticket request. We will send your ticket to you promptly together with directions to the meeting.

We appreciate the continuing interest of stockholders in the business of Union Carbide and I look forward to seeing many of you at the Danbury meeting.

                                               Sincerely yours,

                                               /s/ W. H. Joyce
March 12, 1997
                                               William H. Joyce
                                               Chairman of the Board


*    Detach Proxy Card here   *


The Board of Directors Recommends a Vote FOR Management Proposals 1, 2, 3 and 4.

1. Election of Directors
   (Nominees: John J. Creedon, C. Fred Fetterolf, Joseph E. Geoghan, Thomas P. Gerrity, Rainer E. Gut, Vernon E. Jordan, Jr., William H. Joyce, Robert D. Kennedy, Ronald L. Kuehn, Jr., Rozanne L. Ridgway, James M. Ringler, William
   S. Sneath)

   [_] FOR all Nominees    [_] WITHHELD from all Nominees
   [_] FOR, except for the following Nominee(s)

 _____________________________________________________

2. Ratification of KPMG Peat Marwick LLP as Independent Auditors
   FOR [_]    AGAINST [_]     ABSTAIN [_]

3. Adoption of 1997 Union Carbide Long-Term Incentive Plan
   FOR [_]    AGAINST [_]     ABSTAIN [_]

4. Adoption of 1997 Stock Option Plan for Non-Employee Directors of Union Carbide Corporation
   FOR [_]    AGAINST [_]     ABSTAIN [_]

If you wish to vote as the Board of Directors' recommends, you need not mark this card. Just sign and date this card and return it promptly in the enclosed envelope.

                  YOUR VOTE IS IMPORTANT -- PLEASE VOTE TODAY.

---------------------------------------------------------------------------
Signature(s)
                                                                 , 1997
-----------------------------------------------------------------
Date

     PROXY SOLICITED BY THE BOARD OF DIRECTORS OF UNION CARBIDE CORPORATION
                       ANNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 1997



I or we authorize V. E. Jordan Jr., W. H. Joyce, and J. E. Geoghan, and any one or more of them, as proxies, to vote all stock of mine or ours in Union Carbide Corporation on any matters that come before its 1997 Annual Meeting of Stockholders or any adjournment of the meeting. Each proxy may substitute another to act for him. Each item of business listed on the reverse side of this card is described in the Proxy Statement.

The proxies will vote: (1) as you specify on this card, (2) as the Board of Directors recommends where you do not specify a choice, and (3) as the proxies decide on any other matter.

For Participants in the Union Carbide Common Stock Savings Program, or ESOP Preferred Program: As to those shares of Union Carbide Corporation, if any, that are held for me, I instruct the Trustee of the applicable Savings Program to sign a proxy for me in substantially the form set forth on the reverse side. The Trustee shall mark the proxy as I specify. Where I do not specify a choice, my shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions.